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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:      March 31, 2013

Date of reporting period:    September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT September 30, 2012 (Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	October 24, 2012

Dear Shareholders,

The third quarter of 2012 treated equity investors well. The S&P 500 Index advanced 6.35% and is now up 16.44% year-to-date, while the Russell 2000 Index advanced 5.25% and finished the quarter up 14.23% year-to-date. The S&P 500 Index has now rallied 12.71% since early June and, perhaps even more impressive, is up 31.06% from the low we saw last October when Eurozone worries peaked. Most domestic indices are near multi-year highs if not all-time highs. Suffice it to say, market strength has confounded the many naysayers in the investment community. In fact, this may be one of the most doubted, distrusted and disliked rallies we have seen. Not surprisingly, those who are either under-invested or short the market seem the most troubled by recent action.

Market strength has mainly been a function of risk premiums abating. That is, stocks have advanced without improvement in the economic picture or earnings outlook. In fact, a recent Bloomberg survey found that market strategists had recently reduced their earnings forecasts for next year. Further, Bloomberg shows that Gross Domestic Product (“GDP”) is expected to grow only 2.1% next year, down from expectations for 2.5% growth when the year began. What does all this mean? Growth expectations may remain subdued, but investors have been willing to pay more for stocks as fear of economic calamity in Europe or some other “fat tail” event has diminished. As the year began, we discussed the prospect of stocks “climbing a wall of worry” and this certainly seems to be happening.

We’ve also been aided by a fresh dose of easy monetary policy. The Federal Reserve System recently unveiled the latest iteration of quantitative easing (“QE3”), which entails buying $40 billion worth of mortgage-backed securities per month in an effort to drive down interest rates. The end goal is to make borrowing more affordable (i.e. make money “cheap”) in order to improve economic conditions, namely employment. The program is open-ended, meaning the Fed is willing to throw money at the problem for as long as it takes. By effectively going “all in,” Chairman Ben Bernanke and his colleagues are clearly prioritizing job growth over inflation concerns. In addition to keeping rates low, the Fed hopes to drive up the value of assets such as stocks, real estate and homes by decreasing the appeal of cash and interest-bearing securities. It certainly appears to have impacted stocks, which experienced somewhat of a buying panic after the news.

Will it work? We are in uncharted waters and the efficacy of such unprecedented monetary stimulus remains to be seen. We and many others have some doubts about the Fed’s ability to translate QE3 into job growth and worry about the long-term side effects of their efforts, particularly the chance of rising inflation. We also can’t help but wonder what else the Fed could possibly have in its quiver after seemingly putting all its cards on the table. However, we admit to having no better solution and will operate under the assumption the Fed can tactfully withdraw stimulus as the economy finds more solid footing. What we do know is that the Fed can’t engineer economic growth without help. Government leaders will have to enact sensible fiscal policy or the economy will likely remain stuck in the mud and the American public’s confidence will remain shaken. Chairman Bernanke overtly called upon Capitol Hill when he recently noted, “We can’t solve this problem by ourselves.”

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This brings us to the “fiscal cliff,” which has become the new most popular thing to worry about. If you watch the news, you may think our economy is scheduled to fly off the side of a mountain and explode into a fiery ball in the valley below. True, our economy will experience a significant slowdown if higher taxes and spending cuts go into effect, as are currently scheduled. However, it seems logical to anticipate some form of compromise that avoids an extreme scenario while also imposing some fiscal discipline (i.e. more modest tax increases and spending cuts than are currently planned). Such a compromise may be pushed into 2013 given election year politics and we are sure to see some intense bickering, media hysteria, and market volatility in the mean time. Still, a compromise shouldn’t prevent our domestic recovery from continuing, even if at a modest pace.

What about the Presidential election? This is the most polarized political landscape many have ever seen and the election’s impact on financial markets is a hot topic. At the moment, an Obama victory coupled with status quo in Congress seems likely and appears to be priced into financial markets. Many contend a Romney victory would be better for the economy and financial markets given the Republican party’s friendlier stance on both taxes and regulation. This thinking seems logical, but one could also argue Republican efforts to curtail the federal deficit could be a drag in the near term. Ultimately, the outcome may matter less than many think given the fact that either administration would be forced to deal with deficit issues. Also of interest, markets have historically performed better under Democratic presidents as compared to Republican. We can’t predict the outcome, but we do think the conclusion of the election process will remove another layer of uncertainty and give investors some indication of policy going into the next four years.

To conclude, we are pleased to be enjoying a solid year and glad to see our vanilla approach outperforming many of the exotic strategies that have gained popularity over the last decade. Given the market’s recent run, one could easily argue a measure of caution is warranted in the short term. However, we note that stocks have generally been out of favor for well over a decade and still seem both reasonably valued and relatively under-owned. Further, moderate economic growth and decreasing event risk (European debt crisis, fiscal cliff, etc.) could allow valuations to keep expanding.

Davenport Core Fund

The following chart represents the Davenport Core Fund (the “Fund”) performance and the performance of the S&P 500 Index*, the Fund’s primary benchmark, for the periods ended September 30, 2012.

	Q3 2012	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/98	Expense Ratio+	Prospectus Expense Ratio
Core Fund	5.62%	28.68%	12.77%	1.33%	7.83%	4.73%	0.95%	0.96%
S&P 500 Index*	6.35%	30.20%	13.20%	1.05%	8.01%	4.74%	—	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

+	Annualized as of September 30, 2012.

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The Davenport Core Fund gained 5.62% during the third quarter, slightly lagging the 6.35% advance for the S&P 500 Index (the “S&P 500”). Year-to-date, the Fund is up 14.97% relative to the 16.44% gain for the S&P 500. As has been the case throughout much of the year, large caps continued to outperform small caps. In fact, the S&P 500 is one of the best performing indices year-to-date, finishing the quarter ahead of smaller cap indices such as the Russell 2000 Index and the Russell Midcap Index. Though we did not capture all of the market’s advances during the quarter, we are pleased to have managed solid year-to-date gains.

Weakness across a few key names in the Health Care and Materials sectors weighed on results during the quarter. Within Health Care, WellPoint (WLP) reacted negatively to a disappointing earnings release, which piled on to fresh concerns surrounding the impact of the recent upholding of provisions of the Patient Protection and Affordable Care Act. Albemarle (ALB) was a source of weakness in Materials due to renewed concerns about profitability in the second half of the year. Relative strength during the quarter came from the Industrials and Consumer Staples sectors, where holdings such as Stanley Black & Decker (SWK), Illinois Tool Works (ITW) and recently purchased J.M. Smucker (SJM), recorded nice gains. The Information Technology sector produced strong results as well, with Google (GOOG), Accenture (ACN), and Amazon.com (AMZN) hitting new highs.

Apple (AAPL) and QUALCOMM (QCOM) also performed nicely during the quarter; however, our underweight stance in AAPL led to some relative underperformance. Though it hurt performance during the most recent period, we recently elected to chip both of these names. In the case of AAPL, the stock is up more than five-fold since 2009 and has come to represent roughly 5% of the S&P 500. Though we believe this distinction is well deserved given the company’s impressive track record of innovation and profitability, we have grown a bit concerned that AAPL’s incredible competitive edge may be difficult to maintain. Furthermore, we worry that the company’s unprecedented margins and pricing power may come under pressure as the competition refines its approach. With respect to QCOM, we are concerned that the explosive growth in smartphone adoption may begin to decelerate sooner than many investors would like to admit. This, coupled with a decline in average selling prices (ASPs) of these devices (QCOM’s royalty revenues are based on price), could lead to compression in the company’s valuation multiples over time. To be clear, we continue to believe that QCOM is a great way to play the proliferation of wireless devices for years to come; we just felt like owning a little less given the aforementioned concerns.

During the quarter, we initiated positions in General Motors (GM) and Goldman Sachs (GS). Though these companies’ business activities differ greatly, we found similarities in the two, given their cheap valuations and powerful franchises that have been neglected by investors. In the case of GM, we acknowledge it is a bit more “rugged” than the average Fund holding due to its well publicized pension issues and high level of government ownership following the company’s reorganization under Chapter 11 in 2009. That said, we felt the shares offer a very attractive risk/reward opportunity considering the stock’s dirt cheap valuation and many opportunities to improve results. GS has had its own struggles, as the company’s transition from a pure investment bank to a bank holding company has limited the firm’s ability to use leverage to enhance returns in a recovering credit environment. Though pre-crisis returns on equity of 25%+ are likely a thing of the past, we believe results can improve significantly from current levels as the market environment recovers, regulatory uncertainty dissipates, and management continues to focus on capital allocation and controlling costs. Clearly, much has changed for the company from a

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structural, regulatory and environmental perspective; however, we believe key attributes, such as its world renowned franchises and ability to recruit and retain world class talent, should enable the company to generate attractive returns even amid a tepid economic recovery. With the stock out of favor and trading at historically cheap levels, we felt the risk/reward profile was attractive.

In summary, we are pleased to be having such a strong year. Though some of our more “against the grain” actions have led to some relative underperformance amid a strong market environment, we feel comfortable with the Fund’s positioning. Sometimes zigging while others are zagging can lead to short term headaches; however, this approach can also yield strong returns over extended periods.

New Positions

Aon plc (AON) is a leading global provider of risk management services, insurance and reinsurance brokerage, and human resources consulting and outsourcing.

General Motors Company (GM) is the world’s largest light vehicle manufacturer, with operations in 120 countries, selling around 9 million vehicles annually.

Goldman Sachs Group, Inc. (GS) is one of the world’s leading investment banking franchises.

Davenport Value & Income Fund

The following chart represents the Davenport Value & Income Fund (the “Fund”) performance and the performance of the S&P 500 Index*, the Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended September 30, 2012.

	Q3 2012	1 Year	Since Inception** 12/31/2010	Expense Ratio+	Prospectus Expense Ratio	30 Day SEC Yield
Value & Income Fund	5.17%	30.73%	13.32%	0.99%	1.24%	2.14%
S&P 500 Index*	6.35%	30.20%	10.41%	—	—	—
Lipper Equity Income Index*	5.60%	26.79%	8.85%	—	—	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

+	Annualized as of September 30, 2012.

The Davenport Value & Income Fund advanced 5.17% during the third quarter, just under the 6.35% and 5.60% gains for the S&P 500 Index and the Lipper Equity Income Fund Index, respectively. Year-to-date, the Fund was up 15.20% relative to the 16.44% and the 12.97% gains for the S&P 500 Index and the Lipper Equity Income Fund Index, respectively. Clearly, dividend stocks have not lost their luster. In fact, many low growth companies with above average yields

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continue to shine, despite fairly expensive valuations. In other words, many stocks that have traditionally been perceived as value situations are now looking quite expensive. As you will read below, we have begun to move away from certain low growth, high payout companies (such as utilities) in search of stocks that may have lower yields, but better earnings and dividend growth potential.

Housing related companies exhibited strong performance during the quarter, as improving industry data coupled with the Federal Reserve System’s announcement of QE3 fueled gains across the group. More direct plays, such as Weyerhaeuser (WY), Plum Creek Timber (PCL), and Fidelity National Financial (FNF), were top performers; however, bank holdings, such as JPMorgan Chase (JPM) and SunTrust (STI), also benefitted. Marathon Petroleum (MPC) was the Fund’s top contributor for the quarter. The earnings picture continues to improve for this domestic refiner, who’s flexible asset base and geographic positioning allow the company to take advantage of high gas prices by using cheap domestic crude from areas of the country where transportation capacity is constrained. Performance suffered in the Health Care and Materials sectors where WellPoint (WLP) and Dow Chemical (DOW) weighed on results. Norfolk Southern (NSC) and Intel (INTC) were also detractors following earnings announcements that fell well below street estimates.

In keeping with the theme mentioned above, we elected to sell our position in The Southern Company (SO) and add to positions in Johnson & Johnson (JNJ) and JPM. SO has benefitted from the “yield bid” along with the rest of the Utilities sector, as investors rotated into defensive sectors with high yields. As such, we felt the valuation was a bit full relative to the company’s growth prospects and ability to raise the dividend. On the other hand, both JPM and JNJ trade at discounts to historical averages, pay solid dividends, and seem poised to generate attractive earnings growth following periods of reputational and operational setbacks. In the case of JNJ, we believe the shares offer an attractive risk/reward profile given the company’s strong balance sheet, attractive dividend (yield: 3.5%), and increasing earnings visibility from new product launches and recent acquisitions. Though JPM suffered a reputational “black eye” with its Q2 trading loss, we felt the financial ramifications of the loss had been reflected in the shares and that further downside risk was limited. Going forward, we believe JPM is well-positioned relative to many of its global competitors and seems likely to generate superior industry returns over the long term. The stock pays a solid dividend, yielding approximately 3.0%, and trades at a modest premium to its tangible book value.

Early on in the quarter, we initiated a position in leading pharmacy retailer Walgreen (WAG). At the time of the purchase, this was a contrarian move given the well publicized headwinds that have hurt earnings and bludgeoned investor sentiment through the first half of this year (contract loss with Express Scripts (ESRX), potential for further losses from Medco Health Solutions, large acquisition of European drugstore chain). Though we clearly had some luck with timing, as the ESRX/Medco dispute was resolved the day after our purchase, we continue to believe the shares can work higher from here. WAG generates solid cash flows, has a strong balance sheet, and pays a healthy dividend (yields 3.0%). Though we have already benefitted from a major catalyst, we think earnings, cash flows, and the stock’s multiple can improve as the company benefits from an aging population whose consumption of prescription drugs is set to accelerate. Furthermore, though criticized for its timing, price and strategic fit, we believe the Alliance Boots acquisition could be value accretive beyond management’s initial projections, providing incremental support to earnings down the road.

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To close, we are encouraged to have generated such solid results up to this point in the year. Just as diamonds are a girl’s best friend, dividends may be an investor’s best friend for years to come and should continue to make up a meaningful component of the market’s total return. That said, we acknowledge the fact that dividend strategies have become quite crowded, which may make it difficult to replicate the strong relative performance of the past couple of years. As this occurs, it will be incumbent upon us to continue to find areas where we see value.

New Positions

Darden Restaurants, Inc. (DRI) is the largest casual dining restaurant company in the world, with over 2,000 units comprised of flagship brands such as Red Lobster, Olive Garden and Longhorn Steakhouse. Current yield: 3.6%.

Walgreen Company (WAG) is a leading pharmacy retailer. Current yield: 3.0%.

Increased Positions

Johnson & Johnson (JNJ) is a leading worldwide diversified health care corporation, operating over 250 companies in 57 different countries. Currently yields 3.5%.

JPMorgan Chase & Company (JPM) is a leading retail and investment banking franchise. Current yield: 3.0%.

There is no guarantee that a company will continue to pay a dividend.

Davenport Equity Opportunities Fund

The following chart represents the Davenport Equity Opportunities Fund (the “Fund”) performance and the performance of the Russell Midcap Index*, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2012.

	Q3 2012	1 Year	Since Inception** 12/31/2010	Expense Ratio+	Prospectus Expense Ratio
Equity Opportunities Fund	5.23%	30.03%	11.66%	1.04%	1.10%
Russell Midcap Index*	5.59%	28.03%	6.83%	—	—
S&P 500 Index*	6.35%	30.20%	10.41%	—	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

+	Annualized as of September 30, 2012.

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The Davenport Equity Opportunities Fund enjoyed a 5.23% gain for the third quarter. This compared to advances of 5.59% and 6.35% for the Russell Midcap Index (the “Russell Midcap”) and S&P 500 Index (the “S&P 500”), respectively. Year-to-date, the Fund was up 15.49% at period end versus gains of 14.00% and 16.44% for the Russell Midcap and S&P 500, respectively. As another point of reference, the small cap-oriented Russell 2000 Index finished the quarter up 14.23%, year-to-date. While we have fared well versus the aforementioned Russell indices, investors’ preference for large cap dividend payers has recently made it more difficult to keep up with the S&P 500. In fact, we are probably fortunate to have come this far without owning juggernauts such as Apple (AAPL) and Wal-Mart (WMT).

A number of companies in the Consumer Discretionary and Financials sectors were standouts this past quarter. Brookfield Residential (BRP) and SunTrust (STI) were up sharply given ongoing enthusiasm for housing-related plays. STI also benefited from efforts to further de-risk its balance sheet and provide greater earnings visibility. Lamar Advertising (LAMR) posted outsized gains as the billboard operator announced its intent to convert to a Real Estate Investment Trust (REIT), which could provide a tax shield and ultimately result in a meaningful dividend. While we still have a meaningful overweight stance in both consumer and finance, we’ve used recent strength in these stocks to reduce positions. The domestic recovery story seems intact, but the stocks definitely incorporate more enthusiasm than they did a few months ago. International Game Technology (IGT) was our biggest laggard during the quarter. Shares of the slot machine manufacturer have been disappointing for a couple of reasons. One, investors have questioned the company’s capital allocation after the purchase of online game provider DoubleDown. Two, the industry has become more competitive and the machine makers appear to be getting more aggressive on pricing. While the name has been frustrating, we bought more with the shares trading at a 52-week low and commanding the lowest P/E multiple we recalled ever seeing for the stock (less than 10x 2013 estimates). The stock has recovered some ground since then, but the risk/reward still seems attractive. We think management is very aware of investor concerns and is focused on improving returns on capital. We believe any improvement in sales trends and/or management credibility could yield another 20% -25% upside.

Penn National Gaming (PENN), which operates 19 regional casinos, represents another situation where we took advantage of weakness to build our position. The stock had declined from its highs due to the threat of increased competition at PENN’s flagship property in Charles Town, WV. Though we acknowledge the headwind of new competition and the potential cannibalization of existing PENN properties, we note this company is now very diversified and adept at adjusting its cost structure. We also point out that PENN has an underleveraged balance sheet and a penchant for finding new growth opportunities via development or acquisition. In addition, the company will be generating a huge amount of free cash flow following the opening of its new Ohio properties, which further supports the company’s ability to create value via deals or share repurchases. At less than 7x 2013 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and 13x an Earnings Per Share (EPS) figure that understates free cash flow, the stock was cheaper than we’ve seen it in a while and we decided to increase our position.

We added to a couple of names we haven’t discussed in recent years. One of these was Rockwell Collins (COL). We have always admired this company for its strong balance sheet (net debt free), well above average returns on capital, and free cash flow generation. The stock has remained sluggish amid the market’s rally due to disappointing results and concerns regarding the company’s exposure to the defense budget. While 2013 will be somewhat of a transition year

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for the company given slowing defense spending, we think this headwind is well-documented and 2014 earnings growth could be substantial as business jet activity improves and commercial orders associated with Boeing’s 787 program pick up steam.

Elsewhere, we added to our position in ITC Holdings (ITC), the nation’s largest independent electric transmission company. This business has tremendous barriers to entry and attractive returns that are regulated by the Federal Energy Regulatory Commission (FERC). It also has visible earnings growth associated with efforts to upgrade and provide new power sources to the electric grid. While the stock has performed very well since our initial purchase, it has stalled in the last year due to regulatory concerns and uncertainty surrounding a complex merger announced in December of 2011. We believe these concerns have presented us an opportunity to add to a quality defensive name.

In sum, we are very pleased to be enjoying such robust gains this year. While stocks in general have become more fully valued, we are still finding reasonable deals in a number of areas that haven’t been focal points for investors recently. An ongoing appetite for household names may favor large cap stocks at the moment, but we will continue leaning primarily towards small-to-medium sized companies with significant growth potential. Over time, we think a collection of superior business models run by exceptional management could yield above average returns.

Increased Positions

Aon plc (AON) is a leading global provider of risk management services, insurance and reinsurance brokerage, and human resources consulting and outsourcing.

ITC Holdings Corporation (ITC) is the nation’s largest independent electric transmission company.

International Game Technology (IGT) is the world’s leading maker of slot machines.

Penn National Gaming, Inc. (PENN) is a regional casino operator with an attractive portfolio of 19 casinos throughout the United States.

Rockwell Collins, Inc. (COL) is a leading provider of communications equipment and aviation electronics for military and commercial aerospace customers.

The P/E Ratio is a valuation ratio of a company’s current share price compared to its per share earnings.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

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DAVENPORT CORE FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
Davenport Core Fund	28.68%	1.33%	7.83%
Standard & Poor’s 500® Index	30.20%	1.05%	8.01%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	30.73%	13.32%
Standard & Poor’s 500® Index	30.20%	10.41%
Lipper Equity Income Index	26.79%	8.85%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Commencement of operations was December 31, 2010.

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DAVENPORT EQUITY OPPORTUNITIES FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	30.03%	11.66%
Russell Midcap® Index	28.03%	6.83%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Commencement of operations was December 31, 2010.

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DAVENPORT CORE FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Brookfield Asset Management, Inc. - Class A	2.7%
Exxon Mobil Corporation	2.6%
Berkshire Hathaway, Inc. - Class B	2.4%
Wells Fargo & Company	2.4%
Apple, Inc.	2.4%
International Business Machines Corporation	2.4%
Johnson & Johnson	2.3%
Markel Corporation	2.3%
Chevron Corporation	2.2%
J.M. Smucker Company (The)	2.2%

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DAVENPORT VALUE & INCOME FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Fidelity National Financial, Inc. - Class A	2.8%
JPMorgan Chase & Company	2.7%
SPDR EURO STOXX 50 ETF	2.6%
Wells Fargo & Company	2.6%
Johnson & Johnson	2.5%
Royal Dutch Shell plc - Class B - ADR	2.5%
Sun Communities, Inc.	2.4%
Travelers Companies, Inc. (The)	2.4%
Chevron Corporation	2.4%
GlaxoSmithKline plc - ADR	2.3%

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DAVENPORT EQUITY OPPORTUNITIES FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Markel Corporation	4.8%
Penn National Gaming, Inc.	4.6%
CarMax, Inc.	4.3%
Aon plc	3.9%
Capital One Financial Corporation	3.9%
O'Reilly Automotive, Inc.	3.9%
Colfax Corporation	3.7%
Brookfield Asset Management, Inc. - Class A	3.4%
NCR Corporation	3.3%
SunTrust Banks, Inc.	3.3%

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DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 94.1%	Shares	Value
Consumer Discretionary — 14.1%
Amazon.com, Inc. (a)	14,733	$3,746,896
CarMax, Inc. (a)	145,122	4,106,953
General Motors Company (a)	124,015	2,821,341
Lowe's Companies, Inc.	93,816	2,836,996
McDonald's Corporation	29,076	2,667,723
News Corporation - Class A	125,841	3,086,880
Starwood Hotels & Resorts Worldwide, Inc.	52,613	3,049,449
Walt Disney Company (The)	69,238	3,619,763
		25,936,001
Consumer Staples — 12.0%
Anheuser-Busch InBev SA/NV - ADR	34,245	2,941,988
Dr. Pepper Snapple Group, Inc.	64,100	2,854,373
J.M. Smucker Company (The)	47,947	4,139,264
Nestle SA - ADR	39,018	2,466,328
PepsiCo, Inc.	46,101	3,262,568
Procter & Gamble Company (The)	37,814	2,622,779
Wal-Mart Stores, Inc.	53,372	3,938,854
		22,226,154
Energy — 9.2%
Chevron Corporation	35,547	4,143,358
Exxon Mobil Corporation	53,382	4,881,784
National Oilwell Varco, Inc.	32,395	2,595,164
Occidental Petroleum Corporation	28,296	2,435,154
Schlumberger Ltd.	41,383	2,993,232
		17,048,692
Financials — 20.5%
American Tower Corporation	46,748	3,337,340
Aon plc	51,640	2,700,255
Bank of America Corporation	142,096	1,254,708
Berkshire Hathaway, Inc. - Class B (a)	51,126	4,509,313
Brookfield Asset Management, Inc. - Class A	144,424	4,984,072
Capital One Financial Corporation	68,407	3,899,883
Goldman Sachs Group, Inc. (The)	25,085	2,851,663
JPMorgan Chase & Company	68,028	2,753,773
Markel Corporation (a)	9,128	4,185,097
T. Rowe Price Group, Inc.	44,511	2,817,546
Wells Fargo & Company	129,994	4,488,693
		37,782,343
Health Care — 7.1%
Johnson & Johnson	60,938	4,199,238
Laboratory Corporation of America Holdings (a)	29,917	2,766,425
Novo Nordisk A/S - ADR	20,050	3,164,090

16

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.1% (Continued)	Shares	Value
Health Care — 7.1% (Continued)
WellPoint, Inc.	49,485	$2,870,625
		13,000,378
Industrials — 8.2%
Danaher Corporation	67,792	3,738,729
Illinois Tool Works, Inc.	44,174	2,627,028
Stanley Black & Decker, Inc.	38,768	2,956,060
Union Pacific Corporation	22,405	2,659,473
United Technologies Corporation	40,819	3,195,720
		15,177,010
Information Technology — 20.1%
Accenture plc - Class A	54,399	3,809,562
Apple, Inc.	6,635	4,427,270
Automatic Data Processing, Inc.	48,265	2,831,225
Check Point Software Technologies Ltd. (a)	52,510	2,528,882
Fiserv, Inc. (a)	52,408	3,879,764
Google, Inc. - Class A (a)	4,279	3,228,505
Intel Corporation	107,647	2,441,434
International Business Machines Corporation	21,152	4,387,982
Microsoft Corporation	101,853	3,033,182
QUALCOMM, Inc.	47,820	2,988,272
Visa, Inc. - Class A	25,788	3,462,813
		37,018,891
Materials — 2.9%
Albemarle Corporation	52,693	2,775,867
Praxair, Inc.	25,291	2,627,229
		5,403,096

Total Common Stocks (Cost $127,696,331)		$173,592,565

MONEY MARKET FUNDS — 4.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $9,088,235)	9,088,235	$9,088,235

Total Investments at Value — 99.0% (Cost $136,784,566)		$182,680,800

Other Assets in Excess of Liabilities — 1.0%		1,851,756

Net Assets — 100.0%		$184,532,556

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

17

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 91.5%	Shares	Value
Consumer Discretionary — 5.8%
Cracker Barrel Old Country Store, Inc.	29,590	$1,985,785
Darden Restaurants, Inc.	40,545	2,260,384
McDonald's Corporation	22,155	2,032,721
VF Corporation	13,030	2,076,461
		8,355,351
Consumer Staples — 19.9%
Altria Group, Inc.	64,941	2,168,380
Anheuser-Busch InBev SA/NV - ADR	30,025	2,579,448
Coca-Cola Company (The)	77,925	2,955,695
Diageo plc - ADR	19,115	2,154,834
Dr. Pepper Snapple Group, Inc.	48,517	2,160,462
H.J. Heinz Company	32,735	1,831,523
PepsiCo, Inc.	41,040	2,904,401
Philip Morris International, Inc.	32,345	2,909,109
Procter & Gamble Company (The)	32,155	2,230,271
Walgreen Company	88,740	3,233,686
Wal-Mart Stores, Inc.	44,512	3,284,985
		28,412,794
Energy — 10.2%
BP plc - ADR	50,160	2,124,778
Chevron Corporation	29,016	3,382,105
Marathon Petroleum Corporation	52,430	2,862,154
Royal Dutch Shell plc - Class B - ADR	49,435	3,524,715
Teekay Shipping Corporation	88,970	2,775,864
		14,669,616
Financials — 21.4%
Federated Investors, Inc. - Class B	103,502	2,141,456
Fidelity National Financial, Inc. - Class A	189,485	4,053,084
JPMorgan Chase & Company	94,185	3,812,609
Plum Creek Timber Company, Inc.	66,060	2,896,071
Sun Communities, Inc.	79,093	3,489,583
SunTrust Banks, Inc.	100,070	2,828,979
Travelers Companies, Inc. (The)	50,600	3,453,956
W.P. Carey & Company, LLC	30,034	1,471,666
Wells Fargo & Company	106,895	3,691,084
Weyerhaeuser Company	107,774	2,817,212
		30,655,700
Health Care — 9.9%
Abbott Laboratories	34,520	2,366,691
GlaxoSmithKline plc - ADR	71,140	3,289,514
Johnson & Johnson	51,905	3,576,774
Merck & Company, Inc.	58,565	2,641,281

18

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 91.5% (Continued)	Shares	Value
Health Care — 9.9% (Continued)
WellPoint, Inc.	39,830	$2,310,538
		14,184,798
Industrials — 12.3%
3M Company	25,830	2,387,209
Eaton Corporation	53,400	2,523,684
General Electric Company	128,040	2,907,788
Illinois Tool Works, Inc.	34,525	2,053,202
Norfolk Southern Corporation	37,180	2,365,763
Raytheon Company	47,656	2,724,017
Watsco, Inc.	33,945	2,572,692
		17,534,355
Information Technology — 5.5%
Automatic Data Processing, Inc.	48,095	2,821,253
Intel Corporation	108,450	2,459,646
Microsoft Corporation	87,980	2,620,044
		7,900,943
Materials — 3.3%
Dow Chemical Company (The)	81,170	2,350,683
E.I. du Pont de Nemours and Company	46,785	2,351,882
		4,702,565
Telecommunication Services — 1.9%
Vodafone Group plc - ADR	95,220	2,713,294

Utilities — 1.3%
Dominion Resources, Inc.	34,720	1,838,077

Total Common Stocks (Cost $116,900,927)		$130,967,493

EXCHANGE-TRADED FUNDS — 2.6%	Shares	Value
SPDR EURO STOXX 50 ETF (Cost $3,657,597)	121,170	$3,759,905

CLOSED-END FUNDS — 1.7%	Shares	Value
Tortoise Energy Infrastructure Corporation (Cost $2,323,509)	58,800	$2,380,224

19

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (a) (Cost $4,142,587)	4,142,587	$4,142,587

Total Investments at Value — 98.7% (Cost $127,024,620)		$141,250,209

Other Assets in Excess of Liabilities — 1.3%		1,891,522

Net Assets — 100.0%		$143,141,731

ADR - American Depositary Receipt.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

20

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 94.2%	Shares	Value
Consumer Discretionary — 21.8%
Brookfield Residential Properties, Inc. (a)	61,540	$860,329
CarMax, Inc. (a)	107,970	3,055,551
Hanesbrands, Inc. (a)	49,365	1,573,756
International Game Technology	164,015	2,146,957
Lamar Advertising Company - Class A (a)	48,200	1,786,292
O'Reilly Automotive, Inc. (a)	32,760	2,739,391
Penn National Gaming, Inc. (a)	75,370	3,248,447
		15,410,723
Consumer Staples — 5.2%
Church & Dwight Company, Inc.	26,640	1,438,294
J.M. Smucker Company (The)	25,685	2,217,386
		3,655,680
Financials — 30.6%
American Tower Corporation	27,220	1,943,236
Aon plc	53,370	2,790,717
Brookfield Asset Management, Inc. - Class A	70,480	2,432,265
Capital One Financial Corporation	48,571	2,769,033
Fidelity National Financial, Inc. - Class A	96,885	2,072,370
Markel Corporation (a)	7,410	3,397,411
Safety Insurance Group, Inc.	40,330	1,850,340
Sun Communities, Inc.	47,665	2,102,980
SunTrust Banks, Inc.	81,640	2,307,963
		21,666,315
Health Care — 3.6%
Henry Schein, Inc. (a)	18,185	1,441,525
Laboratory Corporation of America Holdings (a)	11,805	1,091,608
		2,533,133
Industrials — 13.0%
Babcock & Wilcox Company (a)	45,414	1,156,694
Colfax Corporation (a)	72,300	2,651,241
Delta Air Lines, Inc. (a)	123,480	1,131,077
Rockwell Collins, Inc.	40,400	2,167,056
Watsco, Inc.	27,800	2,106,962
		9,213,030
Information Technology — 10.1%
Check Point Software Technologies Ltd. (a)	25,545	1,230,247
Fiserv, Inc. (a)	24,355	1,803,001
Intuit, Inc.	29,965	1,764,339
NCR Corporation (a)	100,611	2,345,242
		7,142,829

21

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.2% (Continued)	Shares	Value
Materials — 4.1%
Albemarle Corporation	30,015	$1,581,190
NewMarket Corporation	5,469	1,347,999
		2,929,189
Telecommunication Services — 2.8%
Millicom International Cellular S.A.	21,630	2,009,211

Utilities — 3.0%
ITC Holdings Corporation	28,100	2,123,798

Total Common Stocks (Cost $58,864,117)		$66,683,908

MONEY MARKET FUNDS — 2.7%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $1,945,790)	1,945,790	$1,945,790

Total Investments at Value — 96.9% (Cost $60,809,907)		$68,629,698

Other Assets in Excess of Liabilities — 3.1%		2,197,905

Net Assets — 100.0%		$70,827,603

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

22

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2012 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$136,784,566	$127,024,620	$60,809,907
At market value (Note 2)	$182,680,800	$141,250,209	$68,629,698
Cash	1,957,366	3,727,184	2,811,608
Dividends receivable	131,430	306,798	26,206
Receivable for capital shares sold	297,401	717,662	138,314
Other assets	20,001	15,983	13,697
TOTAL ASSETS	185,086,998	146,017,836	71,619,523

LIABILITIES
Payable for capital shares redeemed	405,244	332,890	—
Payable for investment securities purchased	—	2,429,299	732,412
Accrued investment advisory fees (Note 4)	126,325	87,081	45,171
Payable to administrator (Note 4)	21,850	16,925	9,650
Other accrued expenses	1,023	9,910	4,687
TOTAL LIABILITIES	554,442	2,876,105	791,920

NET ASSETS	$184,532,556	$143,141,731	$70,827,603

Net assets consist of:
Paid-in capital	$143,616,360	$127,882,465	$62,233,239
Accumulated net investment income	14,848	19,745	12,450
Accumulated net realized gains (losses) from security transactions	(4,994,886)	1,013,932	762,123
Net unrealized appreciation on investments	45,896,234	14,225,589	7,819,791
Net assets	$184,532,556	$143,141,731	$70,827,603

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	12,177,019	11,943,440	5,863,035

Net asset value, offering price and redemption price per share (Note 2)	$15.15	$11.98	$12.08

See accompanying notes to financial statements.

23

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2012 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$1,500,617	$1,926,470	$349,511
Foreign withholding taxes on dividends	(31,322)	(1,503)	(9,635)
Interest	60	—	—
TOTAL INVESTMENT INCOME	1,469,355	1,924,967	339,876

EXPENSES
Investment advisory fees (Note 4)	653,626	430,428	236,187
Administration fees (Note 4)	117,591	80,319	48,389
Custodian and bank service fees	9,210	12,700	5,766
Professional fees	8,826	7,716	7,716
Registration and filing fees	9,134	7,265	6,700
Compliance service fees (Note 4)	9,479	7,259	5,421
Printing of shareholder reports	7,476	5,060	3,868
Trustees’ fees and expenses	4,102	4,102	4,102
Insurance expense	5,855	3,415	2,260
Other expenses	3,391	9,357	7,017
TOTAL EXPENSES	828,690	567,621	327,426

NET INVESTMENT INCOME	640,665	1,357,346	12,450

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	3,557,533	2,002,998	1,246,803
Net change in unrealized appreciation/ depreciation on investments	(1,435,826)	3,617,236	(189,194)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,121,707	5,620,234	1,057,609

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,762,372	$6,977,580	$1,070,059

See accompanying notes to financial statements.

24

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$640,665	$1,034,589
Net realized gains from security transactions	3,557,533	2,194,465
Net change in unrealized appreciation/ depreciation on investments	(1,435,826)	12,450,152
Net increase in net assets from operations	2,762,372	15,679,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(646,214)	(1,036,002)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,903,385	17,735,914
Net asset value of shares issued in reinvestment of distributions to shareholders	610,875	972,757
Payments for shares redeemed	(8,995,568)	(18,348,617)
Net increase in net assets from capital share transactions	7,518,692	360,054

TOTAL INCREASE IN NET ASSETS	9,634,850	15,003,258

NET ASSETS
Beginning of period	174,897,706	159,894,448
End of period	$184,532,556	$174,897,706

ACCUMULATED NET INVESTMENT INCOME	$14,848	$20,397

CAPITAL SHARE ACTIVITY
Shares sold	1,091,694	1,299,210
Shares reinvested	41,973	73,427
Shares redeemed	(612,680)	(1,362,591)
Net increase in shares outstanding	520,987	10,046
Shares outstanding at beginning of period	11,656,032	11,645,986
Shares outstanding at end of period	12,177,019	11,656,032

See accompanying notes to financial statements.

25

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$1,357,346	$1,533,671
Net realized gains (losses) from security transactions	2,002,998	(989,066)
Net change in unrealized appreciation/ depreciation on investments	3,617,236	9,378,913
Net increase in net assets from operations	6,977,580	9,923,518

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,358,204)	(1,522,098)
From net realized gains from security transactions	—	(71,734)
Decrease in net assets from distributions to shareholders	(1,358,204)	(1,593,832)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,499,551	44,865,899
Net asset value of shares issued in reinvestment of distributions to shareholders	1,185,785	1,359,339
Payments for shares redeemed	(6,920,388)	(4,628,047)
Net increase in net assets from capital share transactions	38,764,948	41,597,191

TOTAL INCREASE IN NET ASSETS	44,384,324	49,926,877

NET ASSETS
Beginning of period	98,757,407	48,830,530
End of period	$143,141,731	$98,757,407

ACCUMULATED NET INVESTMENT INCOME	$19,745	$20,603

CAPITAL SHARE ACTIVITY
Shares sold	3,862,417	4,240,900
Shares reinvested	101,390	130,856
Shares redeemed	(599,226)	(444,451)
Net increase in shares outstanding	3,364,581	3,927,305
Shares outstanding at beginning of period	8,578,859	4,651,554
Shares outstanding at end of period	11,943,440	8,578,859

See accompanying notes to financial statements.

26

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income (loss)	$12,450	$(99,423)
Net realized gains (losses) from security transactions	1,246,803	(469,701)
Net change in unrealized appreciation/ depreciation on investments	(189,194)	6,678,341
Net increase in net assets from operations	1,070,059	6,109,217

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	—	(163,030)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,829,396	23,587,122
Net asset value of shares issued in reinvestment of distributions to shareholders	—	157,487
Payments for shares redeemed	(2,206,543)	(4,931,526)
Net increase in net assets from capital share transactions	10,622,853	18,813,083

TOTAL INCREASE IN NET ASSETS	11,692,912	24,759,270

NET ASSETS
Beginning of period	59,134,691	34,375,421
End of period	$70,827,603	$59,134,691

ACCUMULATED NET INVESTMENT INCOME	$12,450	$—

CAPITAL SHARE ACTIVITY
Shares sold	1,108,162	2,186,580
Shares reinvested	—	15,593
Shares redeemed	(190,183)	(464,812)
Net increase in shares outstanding	917,979	1,737,361
Shares outstanding at beginning of period	4,945,056	3,207,695
Shares outstanding at end of period	5,863,035	4,945,056

See accompanying notes to financial statements.

27

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012 (Unaudited)		Years Ended March 31,
			2012	2011	2010	2009	2008
Net asset value at beginning of period	$15.00		$13.73	$12.05	$8.36	$13.82	$14.75

Income (loss) from investment operations:
Net investment income	0.05		0.09	0.07	0.08	0.11	0.10
Net realized and unrealized gains (losses) on investments	0.15		1.27	1.68	3.69	(5.17)	0.53
Total from investment operations	0.20		1.36	1.75	3.77	(5.06)	0.63

Less distributions:
Dividends from net investment income	(0.05)		(0.09)	(0.07)	(0.08)	(0.11)	(0.10)
Distributions from net realized gains	—		—	—	—	(0.29)	(1.46)
Total distributions	(0.05)		(0.09)	(0.07)	(0.08)	(0.40)	(1.56)

Net asset value at end of period	$15.15		$15.00	$13.73	$12.05	$8.36	$13.82

Total return (a)	1.37%	(b)	9.99%	14.61%	45.20%	(36.85% )	3.44%

Net assets at end of period (000’s)	$184,533		$174,898	$159,894	$132,662	$92,358	$155,799

Ratio of total expenses to average net assets	0.95%	(c)	0.96%	0.99%	1.00%	1.00%	0.96%

Ratio of net investment income to average net assets	0.73%	(c)	0.66%	0.58%	0.75%	0.98%	0.60%

Portfolio turnover rate	12%	(b)	19%	34%	25%	39%	37%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

28

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$11.51		$10.50	$10.00

Income from investment operations:
Net investment income	0.13		0.23	0.04
Net realized and unrealized gains on investments	0.47		1.02	0.49
Total from investment operations	0.60		1.25	0.53

Less distributions:
Dividends from net investment income	(0.13)		(0.23)	(0.03)
Distributions from net realized gains	—		(0.01)	—
Total distributions	(0.13)		(0.24)	(0.03)

Net asset value at end of period	$11.98		$11.51	$10.50

Total return (b)	5.23%	(c)	12.23%	5.35%	(c)

Net assets at end of period (000’s)	$143,142		$98,757	$48,831

Ratio of total expenses to average net assets	0.99%	(d)	1.04%	1.25%	(d)

Ratio of net investment income to average net assets	2.36%	(d)	2.30%	1.99%	(d)

Portfolio turnover rate	11%	(c)	27%	10%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

29

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$11.96		$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	(b)	(0.02)	(0.01)
Net realized and unrealized gains on investments	0.12		1.30	0.73
Total from investment operations	0.12		1.28	0.72

Less distributions:
Distributions from net realized gains	—		(0.04)	—

Net asset value at end of period	$12.08		$11.96	$10.72

Total return (c)	1.00%	(d)	12.00%	7.20%	(d)

Net assets at end of period (000’s)	$70,828		$59,135	$34,375

Ratio of total expenses to average net assets	1.04%	(e)	1.10%	1.25%	(e)

Ratio of net investment income (loss) to average net assets	0.04%	(e)	(0.22% )	(0.40%	)(e)

Portfolio turnover rate	16%	(d)	35%	6%	(d)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)	Amount rounds to less than a penny per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

30

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

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THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Money market funds have been determined to be represented at amortized cost which approximates fair value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs

•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$173,592,565	$—	$—	$173,592,565
Money Market Funds	9,088,235	—	—	9,088,235
Total	$182,680,800	$—	$—	$182,680,800

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$130,967,493	$—	$—	$130,967,493
Exchange-Traded Funds	3,759,905	—	—	3,759,905
Closed-End Funds	2,380,224	—	—	2,380,224
Money Market Funds	4,142,587	—	—	4,142,587
Total	$141,250,209	$—	$—	$141,250,209

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$66,683,908	$—	$—	$66,683,908
Money Market Funds	1,945,790	—	—	1,945,790
Total	$68,629,698	$—	$—	$68,629,698

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THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by sector type. As of September 30, 2012, the Funds did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of September 30, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into the repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

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THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2012 and March 31, 2012 is as follows:

	Period Ended	Ordinary Income	Total Distributions
Davenport Core Fund	9/30/12	$646,214	$646,214
	3/31/12	$1,036,002	$1,036,002
Davenport Value & Income Fund	9/30/12	$1,358,204	$1,358,204
	3/31/12	$1,593,832	$1,593,832
Davenport Equity Opportunities Fund	9/30/12	$—	$—
	3/31/12	$163,030	$163,030

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2012:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$137,120,733	$127,024,620	$60,849,022
Gross unrealized appreciation	$47,121,442	$15,509,971	$9,114,652
Gross unrealized depreciation	(1,561,375)	(1,284,382)	(1,333,976)
Net unrealized appreciation	45,560,067	14,225,589	7,780,676
Accumulated ordinary income	14,848	19,745	12,450
Capital loss carryforward	(8,216,252)	(510,828)	—
Other gains	3,557,533	1,524,760	801,238
Total distributable earnings	$40,916,196	$15,259,266	$8,594,364

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THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost and the financial statement cost for Davenport Core Fund and Davenport Equity Opportunities Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of Davenport Core Fund’s pre-enactment capital loss carryover may expire without being utilized.

As of March 31, 2012, Davenport Core Fund had a short-term capital loss carryforward of $8,216,252, which expires March 31, 2018, and Davenport Value & Income Fund had a short-term capital loss carryforward of $510,828, which does not expire. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2012, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $20,177,860 and $19,772,146, respectively, for Davenport Core Fund; $47,740,748 and $12,122,364, respectively, for Davenport Value & Income Fund; and $18,071,117 and $9,738,529, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

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THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus. The Distributor is compensated by the Advisor (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate average net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for any reasonable out-of-pocket expenses, if any, incurred in providing these services.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of September 30, 2012, Davenport Equity Opportunities Fund had 30.6% of the value of its net assets invested in stocks within the Financials sector. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

36

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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THE DAVENPORT FUNDS YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2012 through September 30, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

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THE DAVENPORT FUNDS YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value April 1, 2012	Ending Account Value Sept. 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,013.70	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.25	$4.80

*
Expenses are equal to Davenport Core Fund’s annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value April 1, 2012	Ending Account Value Sept. 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,052.30	$5.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.10	$5.00

*
Expenses are equal to Davenport Value & Income Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value April 1, 2012	Ending Account Value Sept. 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,010.00	$5.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	$5.25

*
Expenses are equal to Davenport Equity Opportunities Fund’s annualized expense ratio of 1.04% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Officers
John P. Ackerly, IV, President
I. Lee Chapman, IV, Vice President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Semi-Annual Report September 30, 2012 (Unaudited) No-Load Funds

Letter to Shareholders	November 8, 2012

We are pleased to report on your Funds and their investments for the semi-annual period ended September 30, 2012. Much transpired which affected the markets over this six month period, ranging from concerns over tepid economic growth in the U.S. and beyond, to issues involved in addressing and resolving the U.S. fiscal cliff. The hotly contested race for the White House also added greatly to uncertainty about the future course for the U.S.

Economic and Market Update
Equity markets around the world fell during the second quarter of 2012 as concerns about economic growth increased. The decline was widespread with almost every country index being in the red for the quarter. At one point in early June, U.S. large cap indexes were down almost 10% for the quarter, erasing much of the double-digit gain seen earlier in the year. Among the items of concern was the U.S. Supreme Court ruling on the health care reform plan that came late in June and the fact that the U.S. presidential election campaign rhetoric began in earnest when it became clear that President Obama would face former Massachusetts Governor Mitt Romney in November. The political uncertainty contributed to an environment of caution among corporations in the U.S., many citing that investment and spending plans are on hold until there is more clarity. Additionally, JP Morgan Chase shocked investors by reporting a multi-billion dollar trading loss which caused confidence in financials, which was already fragile, to plummet further. But perhaps the most significant concern was in Europe where Spain and Italy became the latest countries to see their borrowing costs rise to unsustainable levels. While the European sovereign debt issue had been lingering for some time, it had been most evident in several of the smaller economies such as Greece and Ireland. With Spain and Italy, the sixth and fourth largest economies in the E.U., perceived as being at risk, investors became concerned that the problem would be more difficult to contain, and the chances were higher that a European recession would bring about worldwide contagion. When U.S. economic numbers began to indicate signs of slowing growth in the quarter, many began to see this as confirmation that the European slowdown was indeed spreading.

The U.S. economy continued to exhibit very slow growth during the third quarter of 2012 as well. Unemployment remained stubbornly high at levels near 8%. With little improvement in Europe, and China showing signs of slowing growth, the global economic picture appeared to be worsening. Furthermore, the geopolitical situation continued to be unstable, especially in the Middle East as Iranian/Israeli tensions built and other countries dealt with riots and violence in the streets. Oil prices remained elevated in light of the instability in the region. The one bright spot on the economic horizon was the continued improvement in the domestic housing market. The latest S&P/Case-Shiller home price index moved higher, with all 20 cities in the index experiencing rising home prices. Housing starts have also moved higher after remaining at trough levels for almost 4 years.

In the face of these increased risks, policy makers responded. The Fed announced in August that it planned additional purchases of bonds and mortgages, commonly referred to as QE3. Perhaps even more significant than QE3 was the July 26 announcement by European Central Bank President Mario Draghi that the ECB “will do whatever it takes to preserve the euro.” Draghi’s statement spoke volumes about the commitment of European policy makers to address the sovereign debt concerns that have engulfed Greece, Spain and Italy. This, in turn, gave investors hope that the economic weakness in the European Union could be contained. Investors cheered the policy moves and stock markets rallied worldwide.

Looking forward, the fiscal cliff and how it will be resolved remain a significant uncertainty for the U.S. economy. It is important that our leaders begin to address the rising government budget deficits and the huge run-up in government debt. Now that the election is behind us, President Obama has a fresh opportunity to

1

work with Congressional leaders to address these issues and hopefully pass bi-partisan legislation that builds a foundation for long term improvement. The U.S. economy continues to expand, but at a very slow and uneven pace. We expect this pattern to continue for the foreseeable future. As noted, housing is improving which should lead to better employment news. Lower gasoline prices will be a stimulant to consumer buying just in time for the Christmas selling season, so near term the economy may display an uptick. Rebuilding the areas devastated by Hurricane Sandy will also add to GDP growth in the coming quarters.

FBP Equity & Dividend Plus Fund Review
We began repositioning the Fund’s portfolio during the fourth quarter of 2011 to be more diversified and hold lower volatility securities. Our ultimate goal is to provide a higher level of income with a more predictable and stable return pattern. The Fund has had a nice recovery as prices have rebounded from the depressed levels of a year ago, generating a return of +23.65% over the twelve months ended September 30, 2012. For the semi-annual period ended September 30, the Fund returned +0.84%, reflecting the difficult spring period and ensuing recovery. Health Care, Industrials and Utilities were among the best performing sectors for the Fund, while Information Technology, Consumer Discretionary and Financials were laggards. Some of the more significant portfolio changes for the period were the additions of new positions in Emerson Electric, Applied Materials, PPL Corp., Cisco Systems and People’s United Financial. Emerson, a large industrial manufacturer to the electronics industry, and Applied Materials, the world’s largest semiconductor capital equipment manufacturer, were added based on attractive valuation levels and elevated yields due to their depressed share prices. PPL is an electric utility with regulated operations in Pennsylvania, Kentucky, and the United Kingdom. The company is currently trading at discounted valuation levels and a higher yield than its electric utility peers. We added Cisco to the portfolio after the company boosted its dividend payout. This high-quality technology company has an attractive dividend yield and we expect the dividend to increase at above average rates going forward because management has expressed its objective to distribute 50% of the company’s free cash flow to shareholders in the form of dividends and stock repurchases going forward. We also added a position in People’s United Financial, one of the largest independent banks in New England. People’s United has an attractive dividend yield, above 5%, and its balance sheet strength provides excess capital which can be utilized to grow its loan portfolio or returned to shareholders in the form of dividends and share buybacks. We sold positions in Duke Energy, Abbott Labs, and Kraft given that each of these stocks traded at what we believed to be full valuation levels versus their historical ranges and we sold the Fund’s shares of SuperValu and Nokia, both of which were disappointing investments that exhibited weakening fundamentals and declining stock prices. We also sold the small position in Phillips 66 that we received following a spinoff from ConocoPhillips. In addition, our shares of the BB&T Trust Preferred were called early by the company.

FBP Appreciation & Income Opportunities Fund Review
For the twelve months ended September 30, 2012, the Fund returned +18.68% from the depressed levels of a year ago, participating in the improvement of the equity market but being held back by low returns available on fixed income investments. The return for the most recent semi-annual period ended September 30, 2012 is -0.05%. We positioned the Fund with a higher equity exposure early in 2012, reaching over 80% in stocks as of March 31. The increased equity exposure came primarily from higher dividend yielding stocks, which we believe are attractive investment opportunities in today’s low interest rate environment. As the markets improved over the fall, we began to lower that exposure so that by September 30 the asset mix was 73.3% equity, 14.4% fixed income and 12.3% cash. For the semi-annual period ended September 30, 2012, Consumer Discretionary, Health Care, Industrials and Utilities were among the best performing sectors for the Fund, while Information Technology and Financials were laggards. Some of the more significant portfolio changes for the period were the additions of new positions in Archer-Daniels-Midland, Best Buy,

2

PPL Corp., First Energy, and Intel. Archer-Daniels-Midland is an agricultural commodities company that is a global leader in the processing of corn, soybeans, wheat and other crops which are transformed into food products and ingredients, animal feeds and biofuels such as ethanol. We used Archer’s stock price decline during the height of the summer drought as a buying opportunity. In our view, the company has a shareholder friendly management team that returns much of its cash flow to shareholders through stock buybacks and dividends. Both PPL and First Energy are electric utilities that were trading at discounted valuation levels and higher yields than their electric utility peers. Intel was added as its shares weakened and its dividend yield rose above 4%. We sold positions in Phillip Morris and McGraw-Hill as each of these stocks traded at what we believed to be full valuation levels versus their historical ranges. We also sold the Fund’s remaining position in WellPoint and the small position in Phillips 66 that we received following a spinoff from ConocoPhillips. In addition, our shares of the BB&T Trust Preferred were called early by the company.

For both Funds, we expect that during the next several months we will have opportunities to reinvest the proceeds of some of these recent sales into companies with more attractive yields and price appreciation potential. Reported earnings this quarter were mixed at best compared to expectations; GDP still remains sluggish and worries over the fiscal cliff, Europe and China have caused a number of companies to reduce their revenue and earnings forecasts for the fourth quarter of 2012 and also next year. We expect the next few months to be challenging as our leaders in Washington work to resolve the country’s fiscal issues. Companies remain cautious, which inhibits capital spending and hiring. With the uncertain economic environment, we continue to look to invest in companies that generate cash and especially those that return much of this cash to shareholders through dividends and share repurchases. Recent market weakness is beginning to provide some attractive investment opportunities.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 8, 2012

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC.

3

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	23.65%	(4.97%)	4.54%
FBP Appreciation & Income Opportunities Fund	18.68%	(1.06%)	5.19%
Standard & Poor’s 500® Index	30.20%	1.05%	8.01%
Consumer Price Index	1.71%	2.07%	2.54%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

General Information			Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$19.02
Total Net Assets (Millions)	$22.0
Current Expense Ratio	1.07%
Portfolio Turnover	15%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Equity & Dividend Plus Fund	S&P 500® Index
Number of Stocks	46	500
Weighted Avg Market Capitalization (Billions)	$81.9	$121.5
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	10.8	12.9
Price-to-Book Value	1.8	2.3

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	4.2%
Johnson & Johnson	3.3%
ConocoPhillips	3.2%
Royal Dutch Shell plc - Class A - ADR	3.1%
Chevron Corporation	3.0%
Lockheed Martin Corporation	3.0%
Travelers Companies, Inc. (The)	2.9%
3M Company	2.9%
Computer Sciences Corporation	2.9%
Microsoft Corporation	2.9%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

General Information		Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$15.67
Total Net Assets (Millions)	$34.7
Current Expense Ratio	1.00%
Portfolio Turnover	6%
Fund Inception Date	7/3/1989

Common Stock Portfolio (73.3% of Net Assets)
Number of Stocks	55
Weighted Avg Market Capitalization (Billions)	$70.7
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	10.1
Price-to-Book Value	1.5

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.0%
Microsoft Corporation	2.5%
Johnson & Johnson	2.5%
Lockheed Martin Corporation	2.3%
Cisco Systems, Inc.	2.2%
Travelers Companies, Inc. (The)	2.2%
ConocoPhillips	2.1%
Pfizer, Inc.	2.0%
Royal Dutch Shell plc - Class A - ADR	2.0%
MetLife, Inc.	2.0%

Five Largest Sectors	% of Net Assets
Financials	13.7%
Information Technology	11.4%
Industrials	10.8%
Energy	9.1%
Consumer Staples	6.5%

Fixed-Income Portfolio (14.4% of Fund)
Number of Fixed-Income Securities	7
Average Quality	BBB+
Average Weighted Maturity	1.7 yrs.
Average Effective Duration	1.6 yrs.

Sector Breakdown	% of Net Assets
Financials	6.1%
Industrials	3.8%
Information Technology	2.3%
Consumer Discretionary	2.2%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 97.3%	Shares	Value
Consumer Discretionary — 7.4%
Best Buy Company, Inc.	17,000	$292,230
H&R Block, Inc.	30,000	519,900
Kohl's Corporation (a)	9,000	460,980
Staples, Inc.	30,000	345,600
		1,618,710
Consumer Staples — 15.1%
Avon Products, Inc.	20,000	319,000
Coca-Cola Company (The) (a)	5,000	189,650
Conagra Foods, Inc.	21,000	579,390
Kimberly-Clark Corporation (a)	7,000	600,460
PepsiCo, Inc.	8,800	622,776
Procter & Gamble Company (The)	9,100	631,176
Sysco Corporation	12,000	375,240
		3,317,692
Energy — 9.3%
Chevron Corporation	5,700	664,392
ConocoPhillips	12,200	697,596
Royal Dutch Shell plc - Class A - ADR	10,000	694,100
		2,056,088
Financials — 15.2%
Bank of Hawaii Corporation (a)	6,000	273,720
Bank of New York Mellon Corporation (The)	20,000	452,400
BB&T Corporation (a)	10,000	331,600
JPMorgan Chase & Company	23,000	931,040
Manulife Financial Corporation	22,000	264,880
MetLife, Inc.	6,000	206,760
People's United Financial, Inc.	19,000	230,660
Travelers Companies, Inc. (The) (a)	9,501	648,539
		3,339,599
Health Care — 10.1%
Eli Lilly & Company (a)	8,500	402,985
Johnson & Johnson	10,400	716,664
Merck & Company, Inc.	12,000	541,200
Pfizer, Inc.	23,000	571,550
		2,232,399
Industrials — 16.1%
3M Company (a)	7,000	646,940
Avery Dennison Corporation	16,000	509,120
Emerson Electric Company	9,500	458,565
General Electric Company	23,000	522,330
Koninklijke Philips Electronics N.V. - ADR	20,000	469,000
Lockheed Martin Corporation (a)	7,000	653,660
R.R. Donnelley & Sons Company	26,000	275,600
		3,535,215
Information Technology — 12.0%
Applied Materials, Inc.	30,000	334,950
Cisco Systems, Inc.	19,300	368,437

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.3% (Continued)	Shares	Value
Information Technology — 12.0% (Continued)
Computer Sciences Corporation (a)	20,000	$644,200
Hewlett-Packard Company	25,000	426,500
Intel Corporation	10,000	226,800
Microsoft Corporation (a)	21,500	640,270
		2,641,157
Materials — 4.3%
Bemis Company, Inc.	5,000	157,350
Nucor Corporation	11,000	420,860
Sealed Air Corporation	23,700	366,402
		944,612
Telecommunication Services — 2.2%
AT&T, Inc.	13,000	490,100

Utilities — 5.6%
American Electric Power Company, Inc.	10,000	439,400
FirstEnergy Corporation	8,000	352,800
PPL Corporation	15,300	444,465
		1,236,665

Total Common Stocks (Cost $18,963,618)		$21,412,237

MONEY MARKET FUNDS — 2.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $490,210)	490,210	$490,210

Total Investments at Value — 99.5% (Cost $19,453,828)		$21,902,447

Other Assets in Excess of Liabilities — 0.5%		110,377

Net Assets — 100.0%		$22,012,824

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2012 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
3M Company,
04/20/2013 at $100	35	$4,935	$8,679
Bank of Hawaii Corporation,
10/20/2012 at $50	30	900	5,760
BB&T Corporation,
01/19/2013 at $34	30	2,850	4,859
Coca-Cola Company (The),
11/17/2012 at $39	50	3,000	3,325
Computer Sciences Corporation,
01/18/2014 at $35	50	19,500	13,599
Eli Lilly & Company,
10/20/2012 at $45	85	24,480	12,833
Kimberly-Clark Corporation,
01/19/2013 at $83	70	30,730	12,039
Kohl's Corporation,
04/20/2013 at $60	45	4,050	8,189
Lockheed Martin Corporation,
01/19/2013 at $88	40	28,400	13,079
Microsoft Corporation,
01/19/2013 at $35	68	1,020	9,655
Travelers Companies, Inc. (The),
01/19/2013 at $65	40	18,000	10,479
		$137,865	$102,496

See accompanying notes to financial statements.

10

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 73.3%	Shares	Value
Consumer Discretionary — 6.3%
Best Buy Company, Inc.	13,000	$223,470
H&R Block, Inc.	32,000	554,560
KB Home (a)	15,000	215,250
Kohl's Corporation	9,500	486,590
Macy's, Inc. (a)	9,000	338,580
Staples, Inc.	31,000	357,120
		2,175,570
Consumer Staples — 6.5%
Archer-Daniels-Midland Company	8,000	217,440
Avon Products, Inc.	24,000	382,800
CVS Caremark Corporation	9,000	435,780
Kimberly-Clark Corporation (a)	3,000	257,340
PepsiCo, Inc.	4,200	297,234
SUPERVALU, Inc.	44,000	106,040
Walgreen Company	6,000	218,640
Wal-Mart Stores, Inc.	4,500	332,100
		2,247,374
Energy — 9.1%
Baker Hughes, Inc.	11,000	497,530
Chevron Corporation	5,000	582,800
ConocoPhillips	12,500	714,750
Devon Energy Corporation	11,000	665,500
Royal Dutch Shell plc - Class A - ADR	10,000	694,100
		3,154,680
Financials — 13.7%
Bank of America Corporation	69,000	609,270
Bank of New York Mellon Corporation (The)	20,000	452,400
Comerica, Inc.	14,500	450,225
JPMorgan Chase & Company	26,000	1,052,480
Lincoln National Corporation	20,000	483,800
Manulife Financial Corporation	24,000	288,960
MetLife, Inc.	20,000	689,200
Travelers Companies, Inc. (The) (a)	11,000	750,860
		4,777,195
Health Care — 6.3%
Johnson & Johnson	12,500	861,375
Merck & Company, Inc.	14,000	631,400
Pfizer, Inc.	28,000	695,800
		2,188,575
Industrials — 10.8%
Avery Dennison Corporation	14,500	461,390
FedEx Corporation (a)	5,400	456,948
General Electric Company	17,000	386,070
Ingersoll-Rand plc (a)	11,000	493,020
Koninklijke Philips Electronics N.V. - ADR	19,000	445,550
Lockheed Martin Corporation (a)	8,400	784,392
Masco Corporation (a)	12,500	188,125

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 73.3% (Continued)	Shares	Value
Industrials — 10.8% (Continued)
Northrop Grumman Corporation	5,000	$332,150
R.R. Donnelley & Sons Company	20,000	212,000
		3,759,645
Information Technology — 11.4%
Cisco Systems, Inc.	40,000	763,600
Computer Sciences Corporation (a)	20,000	644,200
Dell, Inc.	35,000	345,100
Flextronics International Ltd. (b)	35,000	210,000
Hewlett-Packard Company	29,000	494,740
Intel Corporation	10,000	226,800
Microsoft Corporation (a)	29,000	863,620
Western Union Company (The)	23,000	419,060
		3,967,120
Materials — 5.1%
E.I. du Pont de Nemours and Company (a)	12,000	603,240
Martin Marietta Materials, Inc. (a)	5,000	414,350
Nucor Corporation	8,000	306,080
Sealed Air Corporation	29,000	448,340
		1,772,010
Utilities — 4.1%
American Electric Power Company, Inc.	10,000	439,400
Duke Energy Corporation	5,333	345,578
FirstEnergy Corporation	5,000	220,500
PPL Corporation	14,000	406,700
		1,412,178

Total Common Stocks (Cost $21,383,708)		$25,454,347

CORPORATE BONDS — 14.4%	Par Value	Value
Consumer Discretionary — 2.2%
Anheuser-Busch InBev SA/NV, 3.00%, due 10/15/2012	$750,000	$750,642

Financials — 6.1%
American Express Company, 4.875%, due 07/15/2013	750,000	775,473
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	820,533
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	526,387
		2,122,393
Industrials — 3.8%
Eaton Corporation, 5.95%, due 03/20/2014	750,000	805,870
Equifax, Inc., 4.45%, due 12/01/2014	500,000	529,154
		1,335,024
Information Technology — 2.3%
Analog Devices, Inc., 5.00%, due 07/01/2014	750,000	809,498

Total Corporate Bonds (Cost $4,810,858)		$5,017,557

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $1,694,249)	1,694,249	$1,694,249

REPURCHASE AGREEMENTS — 8.9%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 09/28/2012, due 10/01/2012, repurchase proceeds: $3,104,104 (Cost $3,104,102) (d)	$3,104,102	$3,104,102

Total Investments at Value — 101.5% (Cost $30,992,917)		$35,270,255

Liabilities in Excess of Other Assets — (1.5%)		(532,496)

Net Assets — 100.0%		$34,737,759

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Non-income producing security.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

(d)	Repurchase agreement is fully collateralized by $2,930,188 FGCI #E99430, 4.50%, due 09/01/2018. The aggregate market value of the collateral at September 30, 2012 was $3,166,235.

See accompanying notes to financial statements.

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2012 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Computer Sciences Corporation,
01/18/2014 at $35	50	$19,500	$13,599
E.I. du Pont de Nemours and Company,
10/20/2012 at $55	90	270	23,218
FedEx Corporation,
01/19/2013 at $105	28	308	14,755
Ingersoll-Rand plc,
01/19/2013 at $50	15	1,350	3,752
KB Home,
01/19/2013 at $10	100	45,800	12,598
Kimberly-Clark Corporation,
01/19/2013 at $83	30	13,170	5,310
Lockheed Martin Corporation,
01/19/2013 at $88	40	28,400	13,079
Macy's, Inc.,
11/17/2012 at $40	90	5,130	22,678
Martin Marietta Materials, Inc.,
01/19/2013 at $85	25	12,500	13,944
Masco Corporation,
01/19/2013 at $15	60	9,000	5,819
Microsoft Corporation,
10/20/2012 at $31	70	1,400	8,578
Travelers Companies, Inc. (The),
01/19/2013 at $65	40	18,000	10,519
		$154,828	$147,849

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2012 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$19,453,828	$30,992,917
At value (Note 2)	$21,902,447	$35,270,255
Cash	—	2,400
Dividends and interest receivable	44,421	104,482
Receivable for investment securities sold	428,954	246,475
Receivable for capital shares sold	1,196	2,942
Other assets	7,595	5,419
TOTAL ASSETS	22,384,613	35,631,973

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $102,496 and $147,849, respectively)	137,865	154,828
Distributions payable	4,133	23,693
Payable for investment securities purchased	—	671,901
Payable for capital shares redeemed	207,926	10,783
Accrued investment advisory fees (Note 4)	8,419	18,230
Payable to administrator (Note 4)	4,700	4,800
Other accrued expenses	8,746	9,979
TOTAL LIABILITIES	371,789	894,214

NET ASSETS	$22,012,824	$34,737,759

Net assets consist of:
Paid-in capital	$21,893,224	$29,950,090
Accumulated (distributions in excess of) net investment income	2,352	(55,025)
Accumulated net realized gains (losses) from security transactions	(2,296,002)	572,335
Net unrealized appreciation (depreciation) on:
Investments	2,448,619	4,277,338
Option contracts	(35,369)	(6,979)
Net assets	$22,012,824	$34,737,759

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,157,420	2,217,040

Net asset value, offering price and redemption price per share (Note 2)	$19.02	$15.67

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2012 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$409,185	$449,391
Foreign withholding taxes on dividends	(8,437)	(7,306)
Interest	29	96,074
TOTAL INVESTMENT INCOME	400,777	538,159

EXPENSES
Investment advisory fees (Note 4)	76,944	123,237
Administration fees (Note 4)	24,000	25,182
Professional fees	9,056	9,874
Registration and filing fees	7,868	5,481
Compliance service fees (Note 4)	4,200	4,200
Trustees’ fees and expenses	4,102	4,102
Custodian and bank service fees	3,567	3,843
Printing of shareholder reports	3,767	2,401
Postage and supplies	2,329	1,731
Insurance expense	1,064	1,698
Other expenses	2,850	3,699
TOTAL EXPENSES	139,747	185,448
Fees voluntarily waived by the Adviser (Note 4)	(22,132)	(9,395)
NET EXPENSES	117,615	176,053

NET INVESTMENT INCOME	283,162	362,106

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	(276,670)	999,488
Option contracts (Note 5)	19,683	36,441
Net realized gains from in-kind redemptions (Note 2)	—	149,541
Net change in unrealized appreciation/depreciation on:
Investments	158,018	(1,797,939)
Option contracts (Note 5)	(11,327)	44,650

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(110,296)	(567,819)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$172,866	$(205,713)

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Six Months Ended Sept. 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended Sept. 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$283,162	$290,846	$362,106	$699,369
Net realized gains (losses) from:
Security transactions	(276,670)	710,636	999,488	313,845
Option contracts (Note 5)	19,683	91,660	36,441	181,782
Net realized gains from in-kind redemptions (Note 2)	—	543,794	149,541	1,339,904
Net change in unrealized appreciation/depreciation on:
Investments	158,018	(3,400,204)	(1,797,939)	(3,357,018)
Option contracts (Note 5)	(11,327)	(44,343)	44,650	(65,994)
Net increase (decrease) in net assets from operations	172,866	(1,807,611)	(205,713)	(888,112)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(278,072)	(301,039)	(374,272)	(781,190)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	782,926	1,455,754	536,796	747,647
Net asset value of shares issued in reinvestment of distributions to shareholders	269,045	290,667	322,832	678,317
Payments for shares redeemed	(2,127,495)	(3,850,963)	(5,061,957)	(6,642,892)
Net decrease in net assets from capital share transactions	(1,075,524)	(2,104,542)	(4,202,329)	(5,216,928)

TOTAL DECREASE IN NET ASSETS	(1,180,730)	(4,213,192)	(4,782,314)	(6,886,230)

NET ASSETS
Beginning of period	23,193,554	27,406,746	39,520,073	46,406,303
End of period	$22,012,824	$23,193,554	$34,737,759	$39,520,073

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,352	$(2,738)	$(55,025)	$(47,419)

CAPITAL SHARE ACTIVITY
Shares sold	42,729	78,890	34,728	48,776
Shares reinvested	14,455	16,156	21,088	45,367
Shares redeemed	(113,954)	(204,844)	(331,969)	(439,158)
Net decrease in shares outstanding	(56,770)	(109,798)	(276,153)	(345,015)
Shares outstanding at beginning of period	1,214,190	1,323,988	2,493,193	2,838,208
Shares outstanding at end of period	1,157,420	1,214,190	2,217,040	2,493,193

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012 (Unaudited)		Years Ended March 31,
			2012	2011	2010	2009	2008
Net asset value at beginning of period	$19.10		$20.70	$19.42	$12.02	$20.99	$27.30

Income (loss) from investment operations:
Net investment income	0.24		0.23	0.15	0.12	0.27	0.32
Net realized and unrealized gains (losses) on investments	(0.09)		(1.59)	1.27	7.41	(8.98)	(4.43)
Total from investment operations	0.15		(1.36)	1.42	7.53	(8.71)	(4.11)

Less distributions:
Dividends from net investment income	(0.23)		(0.24)	(0.14)	(0.13)	(0.26)	(0.32)
Distributions from net realized gains	—		—	—	—	—	(1.68)
Return of capital	—		—	—	—	—	(0.20)
Total distributions	(0.23)		(0.24)	(0.14)	(0.13)	(0.26)	(2.20)

Net asset value at end of period	$19.02		$19.10	$20.70	$19.42	$12.02	$20.99

Total return (a)	0.84%	(b)	(6.49% )	7.40%	62.84%	(41.78% )	(16.33% )

Net assets at end of period (000’s)	$22,013		$23,194	$27,407	$28,617	$20,605	$43,072

Ratio of total expenses to average net assets	1.27%	(c)	1.29%	1.19%	1.19%	1.18%	1.01%

Ratio of net expenses to average net assets (d)	1.07%	(c)	1.07%	1.07%	1.07%	1.07%	1.01%

Ratio of net investment income to average net assets (d)	2.57%	(c)	1.24%	0.78%	0.74%	1.59%	1.21%

Portfolio turnover rate	15%	(b)	46%	25%	21%	16%	26%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012 (Unaudited)		Years Ended March 31,
			2012	2011	2010	2009	2008
Net asset value at beginning of period	$15.85		$16.35	$15.49	$10.97	$15.84	$18.95

Income (loss) from investment operations:
Net investment income	0.16		0.26	0.24	0.27	0.32	0.38
Net realized and unrealized gains (losses) on investments	(0.17)		(0.46)	0.88	4.53	(4.89)	(2.01)
Total from investment operations	(0.01)		(0.20)	1.12	4.80	(4.57)	(1.63)

Less distributions:
Dividends from net investment income	(0.17)		(0.30)	(0.26)	(0.28)	(0.30)	(0.39)
Distributions from net realized gains	—		—	—	—	—	(1.02)
Return of capital	—		—	—	—	—	(0.07)
Total distributions	(0.17)		(0.30)	(0.26)	(0.28)	(0.30)	(1.48)

Net asset value at end of period	$15.67		$15.85	$16.35	$15.49	$10.97	$15.84

Total return (a)	(0.05%	)(b)	(1.13% )	7.35%	44.01%	(29.15% )	(9.27% )

Net assets at end of period (000’s)	$34,738		$39,520	$46,406	$45,507	$34,199	$54,995

Ratio of total expenses to average net assets	1.05%	(c)	1.06%	1.03%	1.03%	1.05%	0.96%

Ratio of net expenses to average net assets (d)	1.00%	(c)	1.00%	1.00%	1.00%	1.00%	0.96%

Ratio of net investment income to average net assets (d)	2.01%	(c)	1.71%	1.59%	1.90%	2.36%	2.05%

Portfolio turnover rate	6%	(b)	17%	24%	24%	24%	29%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities and will be classified as Level 2 within the fair value hierarchy (see below). If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

For example, repurchase agreements and corporate bonds held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since values for the underlying collateral for the repurchase agreements and the values for the corporate bonds are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of September 30, 2012 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$21,412,237	$—	$—	$21,412,237
Money Market Funds	490,210	—	—	490,210
Covered Call Options	(137,865)	—	—	(137,865)
Total	$21,764,582	$—	$—	$21,764,582

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$25,454,347	$—	$—	$25,454,347
Corporate Bonds	—	5,017,557	—	5,017,557
Money Market Funds	1,694,249	—	—	1,694,249
Repurchase Agreements	—	3,104,102	—	3,104,102
Covered Call Options	(154,828)	—	—	(154,828)
Total	$26,993,768	$8,121,659	$—	$35,115,427

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type. As of September 30, 2012, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities held by the Funds as of September 30, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements — Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. The tax character of distributions paid by each Fund during the periods ended September 30, 2012 and March 31, 2012 is ordinary income.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2012:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$19,453,828	$31,099,998
Gross unrealized appreciation	$3,722,445	$6,763,432
Gross unrealized depreciation	(1,273,826)	(2,593,175)
Net unrealized appreciation on investments	2,448,619	4,170,257
Net unrealized depreciation on option contracts	(35,369)	(6,979)
Accumulated ordinary income	6,485	24,016
Capital loss carryforwards	(2,027,865)	(147,097)
Other gains (losses)	(268,137)	771,165
Other temporary differences	(4,133)	(23,693)
Accumulated earnings	$119,600	$4,787,669

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses realized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized.

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2012, the Funds had the following short-term capital loss carryforwards for federal income tax purposes:

Expires March 31,	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
2017	$179,432	$—
2018	1,848,433	147,097
	$2,027,865	$147,097

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the six months ended September 30, 2012, FBP Appreciation & Income Opportunities Fund reclassified accumulated net realized gains from security transactions of $4,560 against distributions in excess of net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the six months ended September 30, 2012, FBP Appreciation & Income Opportunities Fund realized $149,541 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified these amounts against paid-in capital. This reclassification is reflected on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2012, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $4,607,022 and $3,072,295, respectively, for FBP Equity & Dividend Plus Fund and $2,104,438 and $8,675,189, respectively, for FBP Appreciation & Income Opportunities Fund.

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the six months ended September 30, 2012, the Adviser voluntarily waived $22,132 and $9,395 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the six months ended September 30, 2012 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of period	248	$42,758	748	$159,001
Options written	445	87,081	290	82,880
Options cancelled in a closing purchase transaction	(80)	(13,795)	(170)	(38,314)
Options expired	(40)	(7,879)	(40)	(10,679)
Options exercised	(30)	(5,669)	(190)	(45,039)
Options outstanding at end of period	543	$102,496	638	$147,849

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	September 30, 2012
Covered call options written	Covered call options, at value	—	$(137,865)	$(2,993,305)

FBP Appreciation & Income Opportunities Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	September 30, 2012
Covered call options written	Covered call options, at value	—	$(154,828)	$(2,809,351)

The average monthly notional amount of option contracts during the six months ended September 30, 2012 was $2,191,199 and $3,065,758 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in derivative instruments during the six months ended September 30, 2012 by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$19,683	Net change in unrealized appreciation/depreciation on option contracts	$(11,327)

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$36,441	Net change in unrealized appreciation/depreciation on option contracts	$44,650

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2012 through September 30, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

28

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Equity & Dividend Plus Fund

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,008.40	$5.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.42

*
Expenses are equal to the FBP Equity & Dividend Plus Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FBP Appreciation & Income Opportunities Fund

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$999.50	$5.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the FBP Appreciation & Income Opportunities Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

29

Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2012 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	November 7, 2012

Dear Fellow Shareholders:

We are enclosing for your review the Semi-Annual Report of The Government Street Funds for the six months ended September 30, 2012.

The Government Street Equity Fund

The Government Street Equity Fund had a positive return of 1.30% for the semiannual fiscal period ended September 30, 2012. By comparison, the S&P 500 Index and the Morningstar Large Cap Blend Equity category were up 3.43% and 1.69%, respectively. The large cap section of domestic markets continues to be positively affected by the dynamics of the S&P 500 Index, which has remained in a positive up trend since the low point reached in March 2009.

While positive investment returns are always welcome, the continued current recovery in the market is exceedingly difficult to explain in terms of causal factors. The United States debt and annual deficit at approximately $15 trillion and $5 trillion, respectively, are stark examples of unhealthy fiscal policies. At the same time, the level of interest rates is artificially affected by Federal Reserve policy to create an environment which attempts to move investors to risky positions in bond and stock holdings. When the noted events are combined with considerations of uncertain tax policies, regulatory overload, escalating energy prices, international political unrest, high unemployment rates, out of control entitlement programs and mandatory health care changes, predictable investment results become highly speculative.

In this environment we believe that the most basic of risk control measures available, diversification in quality companies, is mandatory. As of September 30, 2012, The Government Street Equity Fund held investments in 90 individual common stocks and 9 multiple stock holdings represented by Exchange Traded Funds (ETFs). The cash reserves were approximately 2.6% of the portfolio.

The ETFs’ holdings broadened investment participation to emphasize agricultural related stocks, mid and small capitalization domestic securities, master limited partnerships, emerging market international companies and hedged investments. In the aggregate, these multi-faceted investments accounted for approximately 13% of the total portfolio.

The top 10 holdings in The Government Street Equity Fund as of September 30, 2012 were:

Security Description	% of Net Assets
Apple, Inc.	6.4%
JP Morgan Alerian MLP Index ETN	2.8%
Philip Morris International, Inc.	2.8%
Vanguard Mid-Cap ETF	2.7%
iShares S&P MidCap 400 Index Fund	2.2%
International Business Machines Corporation	2.2%
Colonial Properties Trust	2.1%
Walt Disney Company (The)	2.1%
Conoco Phillips, Inc.	1.8%
Alexion Pharmaceuticals, Inc.	1.8%

The most significant positive individual performances of securities held for the entire six month period as measured by the internal rate of return were:

eBay, Inc.	31.08%
American Capital Ltd.	30.18%
Anheuser-Busch InBev SA/NA - ADR	27.85%
Urban Outfitters, Inc.	26.86%
Telstra Corporation Ltd. - ADR	24.07%

The 5 worst individual performances of securities held for the entire six month period as measured by the internal rate of return were:

ADTRAN, Inc.	-44.35%
Questcor Pharmaceuticals, Inc.	-39.39%
Elan Corporation Plc - ADR	-30.88%
NetApp, Inc.	-26.56%
Caterpillar, Inc.	-18.39%

The Fund’s best performing economic sector for the six months was Telecommunication Services at 21.10%, followed by Consumer Staples at 9.72%. The worst performing sector was Materials at -11.58%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the period April 1, 2012 through September 30, 2012.

At the writing of this report, we are approaching the Presidential election, a fiscal cliff, a nuclear Iran, a Congress with less than 10% approval rating, uncertain tax policies and historical debt. Any prediction about near term markets seems improbable at best. Our approach is to stay with the same basic investment methods that have proven fundamentally sound and productive over time. Broad diversification, relatively full investment and quality companies are the basic ingredients.

As of September 30, 2012, the Fund’s net assets were $75,869,476, up from $72,268,432 at fiscal year end. Net asset value per share was $50.43. The Fund’s total return for the one-year period ended September 30, 2012 was 24.79%.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund produced a six month return of -0.54% as of September 30, 2012 while the Fund’s benchmark, the S&P MidCap 400 Index, produced a six month return of 0.24%. The S&P MidCap 400 Index is an index maintained by the Standard & Poor’s Index Committee that selects companies with market capitalizations between $1 billion and $4.4 billion. The goal of the Index is to identify companies that represent the risk and reward characteristics of mid-sized companies. For the year ended September 30, 2012, The Government Street Mid-Cap Fund returned 22.00% while the S&P Mid Cap 400 Index had a one year return of 28.54%. Within the Fund, the Industrials and Consumer Cyclical sectors were the top two contributors to performance while the Telecommunication Services and Utilities sectors were the top detractors for the recent 12 month period. The Fund’s portfolio

2

also included over 10% in exchange-traded funds (ETFs) that provided exposure to asset classes not included in the Index, which contributed to performance. Some of the biggest individual stock contributors to the Fund’s performance over the past year were Alliance Data Systems (+54%), AMETEK (+68%), ONEOK (+50%) and Valspar (+87%).

The longer term performance of the Fund has been very competitive when compared to its benchmark (S&P MidCap 400 Index) as well as large-cap stocks as measured by the S&P 500 Index and small-cap stocks as measured by the Russell 2000 Index. The annualized returns for the past 3 years and 5 years ended September 30, 2012 are shown in the following table:

HOLDING	3 YEAR TOTAL RETURN	5 YEAR TOTAL RETURN
Government Street Mid-Cap Fund	13.01%	3.80%
S&P MidCap 400 Index	14.33%	3.83%
S&P 500 Index	13.20%	1.05%
Russell 2000 Index	12.99%	2.21%

The market has been surprisingly strong this year in the face of some pretty significant headwinds. The market has been climbing the proverbial “wall of worry” as investors try to digest global governments’ attempts to reduce deficits while at the same time implementing programs to spur growth. Similar problems exist around the globe, but investors still see the U.S. as the safer alternative while the Eurozone works through their collective issues. The U.S. did show some modest growth in the third quarter as employment and housing improved. Many investors continue to remain on the sidelines with the uncertainty of the upcoming election and the threat of the impending fiscal cliff. While there are certainly a number of immediate concerns regarding the global economy and its ability to sustain a healthy growth rate, there are also global demographic trends that could provide support for the global economy in the future. Most of the global population growth in the next 40 years is projected to come primarily from emerging markets. Most developing countries are in better financial condition than their developed counterparts and many of those countries are experiencing significant growth of their middle class. This represents a potentially huge consumer base that could provide demand for products in coming years. As always, investing should have a long term bias with a focus on quality, which is what we attempt to do in The Government Street Mid-Cap Fund.

As of September 30, 2012, the net assets of The Government Street Mid-Cap Fund were $39,707,308 and the net asset value per share was $16.13. The turnover rate for the six months was 6% and the total number of holdings was 160 as of September 30, 2012. The net expense ratio for the Fund was 1.08%.

3

The Alabama Tax Free Bond Fund

The municipal bond market generally provided positive returns during the six month period ended September 30, 2012. Performance was positive across the curve for all investment grade municipal bond sectors, though longer maturity and lower quality bonds outperformed the broader market. Despite some isolated issues with some local municipalities, the overall condition of the municipal bond market remained fairly strong from a fundamental perspective. Pension obligations are a long term consideration and most municipalities understand that some sort of reform will be necessary going forward. Many issuers have already taken steps to cut spending and raise revenues in order to balance their budgets. Healthy demand for tax-exempt securities continues and a steady flow of refundings in the second half of the year has been easily absorbed.

Federal Reserve Bank policy continues to be the driving force for returns in the fixed income markets. On September 13, 2012, Federal Reserve Chairman Ben Bernanke announced the following policies:

1.	The Fed initiated a new program of quantitative easing, or QE3, saying it would buy $40 billion per month of government agency mortgage backed securities.

2.	The Fed said it would continue its Operation Twist program through year-end, buying $45 billion per month of longer-term Treasury bonds and selling shorter-term Treasury securities.

3.	The Fed emphasized that QE3 would be tied to conditions in the labor market.

4.	The Fed restated its commitment to maintain a highly accommodative monetary policy “for a considerable time after the economic recovery begins.”

5.	The Fed has anchored short term rates at near zero for the last three and one-half years and they said to expect that to continue through at least mid-2015.

The stated goal of the Fed is to maintain interest rates at levels that will encourage investment, stimulate consumer spending and increase job creation.

The Alabama Tax Free Bond Fund continues to focus on the higher end of the quality spectrum. As of September 30, 2012, more than 95% of the portfolio was invested in securities that were rated A, AA or AAA by Moody’s or Standard and Poor’s rating agencies. We have also continued to maintain the duration of the portfolio at the short end of the targeted range. The duration of the portfolio as of September 30, 2012 was 3.6 years, down just slightly from 3.7 years as of March 31, 2012. The Fund maintains a generally defensive posture with a laddered portfolio of short and intermediate term Alabama municipal bonds.

The total return of the Fund for the six months ended September 30, 2012 was 1.51%. The Fund’s weighted average maturity was 3.9 years, down slightly from 4.1 years at the end of the previous fiscal year. The net assets of the Fund as of September 30, 2012 were $26,898,325 and the net asset value per share was $10.70. The ratio of net investment income to average net assets during the six months was 1.86% and the ratio of net expenses to average net assets was 0.65%.

4

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

5

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Sector Concentration (% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	6.4%
JPMorgan Alerian MLP Index ETN	2.8%
Philip Morris International, Inc.	2.8%
Vanguard Mid-Cap ETF	2.7%
iShares S&P MidCap 400 Index Fund	2.2%
International Business Machines Corporation	2.2%
Colonial Properties Trust	2.1%
Walt Disney Company (The)	2.1%
ConocoPhillips	1.8%
Alexion Pharmaceuticals, Inc.	1.8%

6

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Sector Concentration (% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
iShares S&P MidCap 400 Index Fund	3.5%
Vanguard Mid-Cap ETF	3.1%
JPMorgan Alerian MLP Index ETN	2.8%
Guggenheim Mid-Cap Core ETF	2.2%
Alliance Data Systems Corporation	1.8%
Stericycle, Inc.	1.7%
Colonial Properties Trust	1.6%
Church & Dwight Company, Inc.	1.5%
ONEOK, Inc.	1.5%
AMETEK, Inc.	1.3%

7

THE ALABAMA TAX FREE BOND FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	12.2%
AA	84.0%
A	1.0%
Not Rated	2.8%

8

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 84.1%	Shares	Value
Consumer Discretionary — 9.2%
Comcast Corporation - Class A	21,000	$751,170
Darden Restaurants, Inc.	10,000	557,500
DIRECTV (a)	6,000	314,760
Home Depot, Inc. (The)	17,500	1,056,475
Johnson Controls, Inc.	18,600	509,640
McDonald's Corporation	7,000	642,250
NIKE, Inc. - Class B	6,000	569,460
Tractor Supply Company	7,000	692,230
Urban Outfitters, Inc. (a)	8,000	300,480
Walt Disney Company (The)	30,000	1,568,400
		6,962,365
Consumer Staples — 11.2%
Altria Group, Inc.	33,000	1,101,870
Anheuser-Busch InBev SA/NV - ADR	11,500	987,965
Coca-Cola Company (The)	25,000	948,250
Costco Wholesale Corporation	1,000	100,125
Kraft Foods, Inc. - Class A	24,836	1,026,969
McCormick & Company, Inc. - Non-Voting Shares	10,000	620,400
Philip Morris International, Inc.	23,200	2,086,608
Procter & Gamble Company (The)	10,000	693,600
Whole Foods Market, Inc.	9,500	925,300
		8,491,087
Energy — 8.8%
Apache Corporation	2,489	215,224
BP plc - ADR	20,000	847,200
Chevron Corporation	10,000	1,165,600
ConocoPhillips	24,500	1,400,910
Phillips 66	12,250	568,032
Pioneer Natural Resources Company	8,000	835,200
Plains Exploration & Production Company (a)	6,000	224,820
Range Resources Corporation	7,500	524,025
Spectra Energy Corporation	5,000	146,800
TransCanada Corporation	16,000	728,000
		6,655,811
Financials — 9.7%
Aflac, Inc.	13,700	655,956
American Capital Ltd. (a)	12,990	147,307
American International Group, Inc. (a)	3,000	98,370
Brookfield Asset Management, Inc. - Class A	19,000	655,690
Colonial Properties Trust	75,000	1,578,750
Cullen/Frost Bankers, Inc.	6,500	373,295
JPMorgan Chase & Company	25,000	1,012,000

9

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.1% (Continued)	Shares	Value
Financials — 9.7% (Continued)
Plum Creek Timber Company, Inc.	15,000	$657,600
Protective Life Corporation	17,000	445,570
Rayonier, Inc.	10,000	490,100
U.S. Bancorp	26,000	891,800
Wells Fargo & Company	11,000	379,830
		7,386,268
Health Care — 9.9%
Alexion Pharmaceuticals, Inc. (a)	12,000	1,372,800
Cardinal Health, Inc.	13,315	518,885
CareFusion Corporation (a)	6,000	170,340
Cerner Corporation (a)	12,000	928,920
Computer Programs & Systems, Inc.	10,100	561,055
Elan Corporation plc - ADR (a)	6,500	69,680
Fresenius Medical Care AG & Company KGaA - ADR	6,000	440,400
Gilead Sciences, Inc. (a)	7,000	464,310
Questcor Pharmaceuticals, Inc. (a)	12,000	222,000
Regeneron Pharmaceuticals, Inc. (a)	2,300	351,118
Shire plc - ADR	9,000	798,300
Techne Corporation	10,000	719,400
Waters Corporation (a)	11,100	924,963
		7,542,171
Industrials — 8.3%
C.H. Robinson Worldwide, Inc.	3,000	175,650
Caterpillar, Inc.	10,350	890,514
Emerson Electric Company	15,000	724,050
General Dynamics Corporation	15,000	991,800
Ingersoll-Rand plc	10,000	448,200
Manitowoc Company, Inc. (The)	14,000	186,760
Norfolk Southern Corporation	10,000	636,300
Quanta Services, Inc. (a)	15,000	370,500
Stericycle, Inc. (a)	7,000	633,640
United Technologies Corporation	15,500	1,213,495
		6,270,909
Information Technology — 18.3%
Accenture plc - Class A	9,500	665,285
Adobe Systems, Inc. (a)	25,000	811,500
ADTRAN, Inc.	22,000	380,160
Apple, Inc.	7,300	4,870,998
Automatic Data Processing, Inc.	12,400	727,384
Broadridge Financial Solutions, Inc.	5,000	116,650
eBay, Inc. (a)	4,000	193,640
EMC Corporation (a)	2,000	54,540
Google, Inc. - Class A (a)	1,000	754,500
International Business Machines Corporation	8,000	1,659,600

10

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.1% (Continued)	Shares	Value
Information Technology — 18.3% (Continued)
MasterCard, Inc. - Class A	3,000	$1,354,440
Microsoft Corporation	5,000	148,900
NetApp, Inc. (a)	13,000	427,440
TE Connectivity Ltd.	11,000	374,110
Texas Instruments, Inc.	10,000	275,500
Total System Services, Inc.	5,000	118,500
Visa, Inc. - Class A	7,000	939,960
		13,873,107
Materials — 2.6%
Dow Chemical Company (The)	20,000	579,200
Freeport-McMoRan Copper & Gold, Inc.	13,932	551,429
Praxair, Inc.	8,000	831,040
		1,961,669
Telecommunication Services — 2.6%
AT&T, Inc.	15,000	565,500
Telstra Corporation Ltd. - ADR	30,000	607,500
Verizon Communications, Inc.	18,000	820,260
		1,993,260
Utilities — 3.5%
Duke Energy Corporation	20,000	1,296,000
Southern Company (The)	18,000	829,620
Wisconsin Energy Corporation	14,000	527,380
		2,653,000

Total Common Stocks (Cost $38,830,737)		$63,789,647

EXCHANGE-TRADED FUNDS — 10.5%	Shares	Value
iShares Russell 2000 Index Fund	10,000	$834,600
iShares S&P MidCap 400 Index Fund	17,000	1,677,560
Market Vectors Agribusiness ETF	26,000	1,346,540
ProShares Credit Suisse 130/30 ETF	7,000	463,890
Vanguard Growth ETF	5,500	398,200
Vanguard Mid-Cap ETF	25,400	2,062,734
Vanguard MSCI Emerging Markets ETF	12,500	521,875
WisdomTree Emerging Markets Equity Income Fund	12,000	644,040
Total Exchange-Traded Funds (Cost $6,926,409)		$7,949,439

EXCHANGE-TRADED NOTES — 2.8%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,843,715)	52,000	$2,100,800

11

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (a) (Cost $13,600)	800	$10,760

COMMERCIAL PAPER — 2.3%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 10/01/2012 (Cost $1,761,000)	$1,761,000	$1,761,000

MONEY MARKET FUNDS — 0.0% (b)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.00% (d) (Cost $906)	906	$906

Total Investments at Value — 99.7% (Cost $49,376,367)		$75,612,552

Other Assets in Excess of Liabilities — 0.3%		256,924

Net Assets — 100.0%		$75,869,476

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

12

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 83.2%	Shares	Value
Consumer Discretionary — 14.3%
BorgWarner, Inc. (a)	2,800	$193,508
Buffalo Wild Wings, Inc. (a)	2,400	205,776
Chico's FAS, Inc.	7,100	128,581
Coach, Inc.	5,825	326,316
Darden Restaurants, Inc.	3,175	177,006
Dollar Tree, Inc. (a)	4,200	202,755
Family Dollar Stores, Inc.	2,800	185,640
Gildan Activewear, Inc. - Class A	7,500	237,600
Guess?, Inc.	7,575	192,557
Hasbro, Inc.	2,525	96,379
Jarden Corporation	5,650	298,546
John Wiley & Sons, Inc. - Class A	1,800	82,710
Liberty Global, Inc. - Class A (a)	5,125	311,344
Nordstrom, Inc.	3,900	215,202
O'Reilly Automotive, Inc. (a)	4,775	399,286
Panera Bread Company - Class A (a)	1,600	273,424
PetSmart, Inc.	3,500	241,430
PVH Corporation	4,100	384,252
Ross Stores, Inc.	6,000	387,600
Service Corporation International	15,200	204,592
Tiffany & Company	3,475	215,033
True Religion Apparel, Inc.	8,600	183,438
Urban Outfitters, Inc. (a)	5,600	210,336
Vail Resorts, Inc.	2,700	155,655
VF Corporation	1,175	187,248
		5,696,214
Consumer Staples — 3.5%
Church & Dwight Company, Inc.	10,800	583,092
Green Mountain Coffee Roasters, Inc. (a)	650	15,437
Hormel Foods Corporation	12,000	350,880
J.M. Smucker Company (The)	4,700	405,751
Tyson Foods, Inc. - Class A	2,000	32,040
		1,387,200
Energy — 4.8%
Cameron International Corporation (a)	4,010	224,841
Cimarex Energy Company	2,750	161,012
Murphy Oil Corporation	3,740	200,801
Newfield Exploration Company (a)	2,800	87,696
Noble Corporation (a)	5,360	191,781
Overseas Shipholding Group, Inc.	3,600	23,760
Peabody Energy Corporation	4,800	106,992
Pioneer Natural Resources Company	2,680	279,792

13

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 83.2% (Continued)	Shares	Value
Energy — 4.8% (Continued)
Range Resources Corporation	3,500	$244,545
Schlumberger Ltd.	3,134	226,682
Valero Energy Corporation	4,950	156,816
		1,904,718
Financials — 14.9%
Alexander & Baldwin, Inc. (a)	3,000	88,590
Alleghany Corporation (a)	765	263,879
American Financial Group, Inc.	8,400	318,360
Annaly Capital Management, Inc.	8,500	143,140
Arch Capital Group Ltd. (a)	7,950	331,356
Arthur J. Gallagher & Company	6,750	241,785
Axis Capital Holdings Ltd.	5,000	174,600
Bank of Hawaii Corporation	6,000	273,720
Berkley (W.R.) Corporation	6,450	241,811
Colonial Properties Trust	30,000	631,500
Cullen/Frost Bankers, Inc.	5,600	321,608
Eaton Vance Corporation	10,250	296,840
Hudson City Bancorp, Inc.	13,000	103,480
IntercontinentalExchange, Inc. (a)	1,850	246,809
Jones Lang LaSalle, Inc.	2,800	213,780
Kemper Corporation	6,200	190,402
Legg Mason, Inc.	3,780	93,290
Liberty Property Trust	4,600	166,704
New York Community Bancorp, Inc.	10,270	145,423
Old Republic International Corporation	16,400	152,520
Potlatch Corporation	6,941	259,385
Rayonier, Inc.	10,500	514,605
SEI Investments Company	10,000	214,500
St. Joe Company (The) (a)	7,000	136,500
Westamerica Bancorporation	3,300	155,265
		5,919,852
Health Care — 8.7%
Alexion Pharmaceuticals, Inc. (a)	1,200	137,280
Almost Family, Inc. (a)	1,000	21,280
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	266,800
C.R. Bard, Inc.	1,000	104,650
Cantel Medical Corporation	3,000	81,240
Cerner Corporation (a)	1,700	131,597
Charles River Laboratories International, Inc. (a)	3,000	118,800
Chemed Corporation	1,000	69,290
Computer Programs & Systems, Inc.	1,800	99,990
Covance, Inc. (a)	4,000	186,760
Covidien plc	1,500	89,130
Edwards Lifesciences Corporation (a)	1,000	107,370

14

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 83.2% (Continued)	Shares	Value
Health Care — 8.7% (Continued)
Ensign Group, Inc. (The)	3,000	$91,815
Fresenius Medical Care AG & Company KGaA - ADR	2,200	161,480
Gilead Sciences, Inc. (a)	150	9,949
Hanger, Inc. (a)	4,000	114,120
Henry Schein, Inc. (a)	2,000	158,540
Illumina, Inc. (a)	1,000	48,200
Intuitive Surgical, Inc. (a)	200	99,126
Life Technologies Corporation (a)	2,891	141,312
Myriad Genetics, Inc. (a)	1,000	26,990
PSS World Medical, Inc. (a)	2,000	45,560
ResMed, Inc.	6,000	242,820
Shire plc - ADR	1,500	133,050
Techne Corporation	4,500	323,730
Teleflex, Inc.	4,000	275,360
Waters Corporation (a)	2,000	166,660
		3,452,899
Industrials — 13.3%
AMETEK, Inc.	15,000	531,750
C.H. Robinson Worldwide, Inc.	5,000	292,750
Deluxe Corporation	5,000	152,800
Donaldson Company, Inc.	12,000	416,520
Engility Holdings, Inc. (a)	500	9,225
Expeditors International of Washington, Inc.	6,000	218,160
Fastenal Company	9,950	427,751
Graco, Inc.	6,000	301,680
Jacobs Engineering Group, Inc. (a)	4,475	180,924
Joy Global, Inc.	2,000	112,120
L-3 Communications Holdings, Inc.	3,000	215,130
Manpower, Inc.	4,000	147,200
Matson, Inc.	3,000	62,730
MSC Industrial Direct Company, Inc. - Class A	5,000	337,300
Pentair Ltd.	2,400	106,824
Snap-on, Inc.	4,275	307,244
SPX Corporation	5,000	327,050
Stericycle, Inc. (a)	7,500	678,900
Timken Company	5,000	185,800
Waste Connections, Inc.	6,000	181,500
WESCO International, Inc. (a)	1,850	105,820
		5,299,178
Information Technology — 13.0%
ADTRAN, Inc.	8,000	138,240
Advent Software, Inc. (a)	8,000	196,560
Alliance Data Systems Corporation (a)	5,000	709,750
Arrow Electronics, Inc. (a)	8,600	289,906

15

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 83.2% (Continued)	Shares	Value
Information Technology — 13.0% (Continued)
Cognizant Technology Solutions Corporation - Class A (a)	3,000	$209,760
Cree, Inc. (a)	4,820	123,055
Diebold, Inc.	5,000	168,550
DST Systems, Inc.	4,000	226,240
Harris Corporation	6,000	307,320
IAC/InterActiveCorporation	3,000	156,180
Integrated Device Technology, Inc. (a)	10,000	58,800
Jack Henry & Associates, Inc.	9,000	341,100
Lam Research Corporation (a)	6,000	190,710
Linear Technology Corporation	6,000	191,100
Microchip Technology, Inc.	5,000	163,700
National Instruments Corporation	12,000	302,040
NetApp, Inc. (a)	5,000	164,400
Polycom, Inc. (a)	8,000	78,960
Rackspace Hosting, Inc. (a)	4,000	264,360
Rovi Corporation (a)	6,000	87,060
SanDisk Corporation (a)	5,000	217,150
Solera Holdings, Inc.	4,000	175,480
Xilinx, Inc.	7,000	233,870
Zebra Technologies Corporation - Class A (a)	4,000	150,160
		5,144,451
Materials — 5.8%
Airgas, Inc.	4,000	329,200
Albemarle Corporation	8,000	421,440
Ashland, Inc.	3,000	214,800
Cabot Corporation	4,000	146,280
Martin Marietta Materials, Inc.	2,500	207,175
Packaging Corporation of America	5,000	181,500
Scotts Miracle-Gro Company (The) - Class A	4,000	173,880
Sonoco Products Company	5,000	154,950
Steel Dynamics, Inc.	12,000	134,760
Valspar Corporation (The)	6,000	336,600
		2,300,585
Utilities — 4.9%
AGL Resources, Inc.	8,400	343,644
Great Plains Energy, Inc.	9,050	201,453
ONEOK, Inc.	12,000	579,720
Pepco Holdings, Inc.	7,900	149,310
SCANA Corporation	7,530	363,473
Vectren Corporation	10,600	303,160
		1,940,760

Total Common Stocks (Cost $22,086,507)		$33,045,857

16

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 10.5%	Shares	Value
First Trust NYSE Arca Biotechnology Index Fund (a)	8,000	$371,200
Guggenheim Mid-Cap Core ETF	26,000	867,360
iShares Nasdaq Biotechnology Index Fund	2,000	284,860
iShares S&P MidCap 400 Index Fund	14,280	1,409,150
Vanguard Mid-Cap ETF	15,000	1,218,150
Total Exchange-Traded Funds (Cost $3,309,104)		$4,150,720

EXCHANGE-TRADED NOTES — 2.8%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $980,004)	27,000	$1,090,800

COMMERCIAL PAPER — 5.6%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 10/01/2012 (Cost $2,235,000)	$2,235,000	$2,235,000

MONEY MARKET FUNDS — 0.0% (c)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.00% (d) (Cost $636)	636	$636

Total Investments at Value — 102.1% (Cost $28,611,251)		$40,523,013

Liabilities in Excess of Other Assets — (2.1%)		(815,705)

Net Assets — 100.0%		$39,707,308

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	Percentage rounds to less than 0.1%.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

17

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$257,522
5.00%, due 08/15/2018	400,000	434,728
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
5.375%, due 11/01/2012, ETM	205,000	205,886
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	300,000	362,235
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	250,000	284,285
Alabama State, GO,
5.00%, due 09/01/2015	300,000	301,146
5.00%, due 02/01/2016	575,000	637,152
5.00%, due 09/01/2016	300,000	301,146
5.00%, due 09/01/2017	300,000	307,143
Anniston, AL, Waterworks & Sewer Board, Water & Sewer, Rev.,
3.50%, due 06/01/2016	500,000	541,765
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	543,456
Athens, AL, Warrants,
4.00%, due 09/01/2018	300,000	350,205
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	384,962
5.00%, due 06/01/2020	350,000	437,853
Auburn, AL Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	232,954
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	610,165
Auburn, AL, Waterworks Board, Water Rev.,
5.00%, due 09/01/2014	205,000	220,838
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	212,088
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	378,269
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	400,000	463,992

18

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3% (Continued)	Par Value	Value
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	$445,000	$487,342
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	278,983
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	443,892
Florence, AL, Board of Education, Rev.,
3.00%, due 03/01/2016	500,000	533,415
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	315,195
3.50%, due 06/01/2017	515,000	563,853
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	338,764
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	831,055
4.50%, due 11/01/2019	250,000	272,437
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	262,425
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	282,025
Homewood, AL, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	563,145
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	565,503
Houston Co., AL, GO,
4.75%, due 10/15/2016	500,000	538,140
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	312,930
3.00%, due 12/01/2016	375,000	411,262
Huntsville, AL, GO, Capital Improvement Warrants,
4.00%, due 03/01/2015	550,000	596,343
5.00%, due 11/01/2017,
Prerefunded 11/01/2013 @ 100	300,000	315,071
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	565,560
4.00%, due 09/01/2018	500,000	585,030
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	235,530

19

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3% (Continued)	Par Value	Value
Mobile Co., AL, GO, Refunding and Improvement Warrants,
4.50%, due 08/01/2013	$100,000	$103,500
5.25%, due 08/01/2015
Prerefunded 08/01/2014 @100	210,000	229,049
5.25%, due 08/01/2015	190,000	206,272
Montgomery, AL, GO,
3.00%, due 11/01/2014	500,000	525,100
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	299,535
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	286,942
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	287,939
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	509,428
3.00%, due 06/01/2018	215,000	233,286
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	225,440
5.00%, due 02/01/2019	240,000	286,591
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	313,757
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	671,562
Smiths, AL, Water & Sewer Auth., Rev.,
4.00%, due 06/01/2013	200,000	204,032
St. Clair Co., AL, GO,
4.00%, due 08/01/2013	145,000	148,990
4.00%, due 08/01/2014	205,000	216,833
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	568,095
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
4.00%, due 07/01/2013	350,000	358,624
University of Alabama, AL, General Fee Rev.,
4.10%, due 12/01/2013	240,000	245,506
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	535,135
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	370,675
5.00%, due 07/01/2017	245,000	292,003

20

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3% (Continued)	Par Value	Value
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	$515,000	$588,470
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	264,890
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	360,400

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $23,992,233)		$25,097,744

MONEY MARKET FUNDS — 4.8%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.09% (a) (Cost $1,284,000)	1,284,000	$1,284,000

Total Investments at Value — 98.1% (Cost $25,276,233)		$26,381,744

Other Assets in Excess of Liabilities — 1.9%		516,581

Net Assets — 100.0%		$26,898,325

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2012 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$49,376,367	$28,611,251	$25,276,233
At value (Note 2)	$75,612,552	$40,523,013	$26,381,744
Cash	1,600	—	932,333
Dividends and interest receivable	110,052	32,044	222,587
Receivable for capital shares sold	589,589	12,495	825,808
Other assets	14,773	10,910	8,776
TOTAL ASSETS	76,328,566	40,578,462	28,371,248

LIABILITIES
Distributions payable	19,102	—	5,421
Payable for investment securities purchased	244,549	834,950	1,428,042
Payable for capital shares redeemed	144,504	4,099	20,408
Accrued investment advisory fees (Note 4)	37,014	24,538	12,072
Payable to administrator (Note 4)	8,375	5,200	4,070
Other accrued expenses	5,546	2,367	2,910
TOTAL LIABILITIES	459,090	871,154	1,472,923

NET ASSETS	$75,869,476	$39,707,308	$26,898,325

Net assets consist of:
Paid-in capital	$48,778,741	$27,545,954	$25,844,750
Accumulated (Distributions in excess of) net investment income	779	127,989	(14)
Accumulated net realized gains (losses) from security transactions	853,771	121,603	(51,922)
Net unrealized appreciation on investments	26,236,185	11,911,762	1,105,511

Net assets	$75,869,476	$39,707,308	$26,898,325

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,504,592	2,461,211	2,513,082

Net asset value, offering price and redemption price per share (Note 2)	$50.43	$16.13	$10.70

See accompanying notes to financial statements.

22

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2012 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$759,008	$313,268	$388
Foreign withholding taxes on dividends	(6,280)	(723)	—
Interest	66	41	307,691
TOTAL INVESTMENT INCOME	752,794	312,586	308,079

EXPENSES
Investment advisory fees (Note 4)	215,222	144,814	42,927
Administration fees (Note 4)	45,334	27,324	21,000
Professional fees	9,559	8,194	7,321
Registration and filing fees	5,380	4,889	3,639
Trustees’ fees and expenses	4,102	4,102	4,102
Custodian and bank service fees	6,001	3,219	2,355
Compliance fees and expenses (Note 4)	4,041	3,596	3,416
Printing of shareholder reports	3,720	1,944	1,477
Pricing costs	816	1,329	4,936
Insurance expense	2,682	1,673	1,105
Postage and supplies	1,775	1,299	1,006
Other expenses	9,892	5,580	1,140
TOTAL EXPENSES	308,524	207,963	94,424
Fees voluntarily waived by the Adviser (Note 4)	—	—	(14,703)
NET EXPENSES	308,524	207,963	79,721

NET INVESTMENT INCOME	444,270	104,623	228,358

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	853,876	121,762	—
Net realized gains from in-kind redemptions (Note 2)	512,886	387,173	—
Net change in unrealized appreciation (depreciation) on investments	(802,595)	(836,534)	143,930

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	564,167	(327,599)	143,930

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,008,437	$(222,976)	$372,288

See accompanying notes to financial statements.

23

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$444,270	$650,404	$104,623	$108,529
Net realized gains from security transactions	853,876	758,941	121,762	544,917
Net realized gains from in-kind redemptions (Note 2)	512,886	3,635,297	387,173	2,000,710
Net change in unrealized appreciation (depreciation) on investments	(802,595)	(627,943)	(836,534)	(1,949,003)
Net increase (decrease) in net assets from operations	1,008,437	4,416,699	(222,976)	705,153

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(438,639)	(661,640)	—	(85,163)
From realized capital gains on security transactions	(481,360)	(309,515)	(99,879)	(6,083)
Decrease in net assets from distributions to shareholders	(919,999)	(971,155)	(99,879)	(91,246)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,150,599	8,563,528	1,451,959	3,210,252
Net asset value of shares issued in reinvestment of distributions to shareholders	848,098	911,251	84,716	77,453
Payments for shares redeemed	(2,486,091)	(7,024,462)	(1,349,404)	(4,042,108)
Net increase (decrease) in net assets from capital share transactions	3,512,606	2,450,317	187,271	(754,403)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,601,044	5,895,861	(135,584)	(140,496)

NET ASSETS
Beginning of period	72,268,432	66,372,571	39,842,892	39,983,388
End of period	$75,869,476	$72,268,432	$39,707,308	$39,842,892

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$779	$(4,852)	$127,989	$23,366

CAPITAL SHARE ACTIVITY
Shares sold	104,387	186,294	91,334	212,716
Shares reinvested	17,200	19,849	5,473	5,301
Shares redeemed	(50,332)	(155,436)	(86,553)	(283,058)
Net increase (decrease) in shares outstanding	71,255	50,707	10,254	(65,041)
Shares outstanding, beginning of period	1,433,337	1,382,630	2,450,957	2,515,998
Shares outstanding, end of period	1,504,592	1,433,337	2,461,211	2,450,957

See accompanying notes to financial statements.

24

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Alabama Tax Free Bond Fund
	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$228,358	$555,780
Net realized gains from security transactions	—	1,407
Net change in unrealized appreciation (depreciation) on investments	143,930	481,275
Net increase in net assets from operations	372,288	1,038,462

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(230,000)	(554,802)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,131,369	1,221,790
Net asset value of shares issued in reinvestment of distributions to shareholders	184,482	457,259
Payments for shares redeemed	(1,278,396)	(4,470,616)
Net increase (decrease) in net assets from capital share transactions	2,037,455	(2,791,567)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,179,743	(2,307,907)

NET ASSETS
Beginning of period	24,718,582	27,026,489
End of period	$26,898,325	$24,718,582

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(14)	$1,628

CAPITAL SHARE ACTIVITY
Shares sold	292,832	114,925
Shares reinvested	17,260	43,022
Shares redeemed	(119,634)	(420,758)
Net increase (decrease) in shares outstanding	190,458	(262,811)
Shares outstanding, beginning of period	2,322,624	2,585,435
Shares outstanding, end of period	2,513,082	2,322,624

See accompanying notes to financial statements.

25

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2012 (Unaudited)		Years Ended March 31,
			2012	2011	2010	2009	2008
Net asset value at beginning of period	$50.42		$48.00	$40.89	$26.72	$44.76	$48.37

Income (loss) from investment operations:
Net investment income	0.30		0.47	0.39	0.40	0.55	0.57
Net realized and unrealized gains (losses) on investments	0.34		2.66	7.19	14.17	(18.07)	(2.12)
Total from investment operations	0.64		3.13	7.58	14.57	(17.52)	(1.55)

Less distributions:
Dividends from net investment income	(0.30)		(0.48)	(0.39)	(0.40)	(0.52)	(0.57)
Distributions from net realized gains	(0.33)		(0.23)	(0.08)	—	—	(1.31)
Return of capital	—		—	—	—	—	(0.18)
Total distributions	(0.63)		(0.71)	(0.47)	(0.40)	(0.52)	(2.06)

Net asset value at end of period	$50.43		$50.42	$48.00	$40.89	$26.72	$44.76

Total return (a)	1.30%	(b)	6.67%	18.69%	54.71%	(39.43% )	(3.51% )

Net assets at end of period (000’s)	$75,869		$72,268	$66,373	$57,766	$37,656	$67,267

Ratio of total expenses to average net assets	0.86%	(c)	0.87%	0.88%	0.90%	0.91%	0.84%

Ratio of net investment income to average net assets	1.22%	(c)	1.01%	0.92%	1.14%	1.47%	1.12%

Portfolio turnover rate	20%	(b)	36%	26%	30%	35%	12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2012 (Unaudited)		Years Ended March 31,
			2012		2011	2010		2009		2008
Net asset value at beginning of period	$16.26		$15.89		$12.87	$8.46		$12.28		$13.13

Income (loss) from investment operations:
Net investment income	0.04		0.04		0.03	0.05		0.05		0.03
Net realized and unrealized gains (losses) on investments	(0.13)		0.37		3.03	4.41		(3.82)		(0.53)
Total from investment operations	(0.09)		0.41		3.06	4.46		(3.77)		(0.50)

Less distributions:
Dividends from net investment income	—		(0.04)		(0.03)	(0.05)		(0.05)		(0.05)
In excess of net investment income	—		—		(0.01)	—		(0.00	)(a)	—
Distributions from net realized gains	(0.04)		(0.00	)(a)	—	—		(0.00	)(a)	(0.30)
Total distributions	(0.04)		(0.04)		(0.04)	(0.05)		(0.05)		(0.35)

Net asset value at end of period	$16.13		$16.26		$15.89	$12.87		$8.46		$12.28

Total return (b)	(0.54%	)(c)	2.59%		23.80%	52.73%		(30.65%	)	(3.99% )

Net assets at end of period (000’s)	$39,707		$39,843		$39,983	$32,198		$21,522		$31,424

Ratio of total expenses to average net assets	1.08%	(d)	1.09%		1.13%	1.18%		1.23%		1.12%

Ratio of net expenses to average net assets	1.08%	(d)	1.09%		1.13%	1.13%	(e)	1.10%	(e)	1.10% (e)

Ratio of net investment income to average net assets	0.54%	(d)	0.29%		0.21%	0.47%	(e)	0.47%	(e)	0.25% (e)

Portfolio turnover rate	6%	(c)	18%		20%	10%		14%		11%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

See accompanying notes to financial statements.

27

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2012 (Unaudited)		Years Ended March 31,
			2012	2011		2010		2009		2008
Net asset value at beginning of period	$10.64		$10.45	$10.53		$10.54		$10.50		$10.39

Income (loss) from investment operations:
Net investment income	0.10		0.23	0.26		0.28		0.35		0.36
Net realized and unrealized gains (losses) on investments	0.06		0.19	(0.07)		(0.00	)(a)	0.04		0.12
Total from investment operations	0.16		0.42	0.19		0.28		0.39		0.48

Less distributions:
Dividends from net investment income	(0.10)		(0.23)	(0.27)		(0.28)		(0.35)		(0.36)
Distributions from net realized gains	—		—	(0.00	)(a)	(0.01)		(0.00	)(a)	(0.01)
Total distributions	(0.10)		(0.23)	(0.27)		(0.29)		(0.35)		(0.37)

Net asset value at end of period	$10.70		$10.64	$10.45		$10.53		$10.54		$10.50

Total return (b)	1.51%	(c)	4.04%	1.78%		2.88%		3.80%		4.66%

Net assets at end of period (000’s)	$26,898		$24,719	$27,026		$29,716		$28,358		$25,426

Ratio of total expenses to average net assets	0.77%	(d)	0.80%	0.77%		0.75%		0.79%		0.78%

Ratio of net expenses to average net assets (e)	0.65%	(d)	0.65%	0.65%		0.65%		0.65%		0.65%

Ratio of net investment income to average net assets (e)	1.86%	(d)	2.17%	2.51%		2.85%		3.36%		3.46%

Portfolio turnover rate	6%	(c)	18%	21%		32%		8%		6%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

28

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision

29

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

For example, fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held by the Funds is classified as Level 2 since it is valued at amortized cost, which approximates the current fair value of the security, and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2012 by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$63,789,647	$—	$—	$63,789,647
Exchange-Traded Funds	7,949,439	—	—	7,949,439
Exchange-Traded Notes	2,100,800	—	—	2,100,800
Warrants	10,760	—	—	10,760
Commercial Paper	—	1,761,000	—	1,761,000
Money Market Funds	906	—	—	906
Total	$73,851,552	$1,761,000	$—	$75,612,552

30

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$33,045,857	$—	$—	$33,045,857
Exchange-Traded Funds	4,150,720	—	—	4,150,720
Exchange-Traded Notes	1,090,800	—	—	1,090,800
Commercial Paper	—	2,235,000	—	2,235,000
Money Market Funds	636	—	—	636
Total	$38,288,013	$2,235,000	$—	$40,523,013

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$25,097,744	$—	$25,097,744
Money Market Funds	1,284,000	—	—	1,284,000
Total	$1,284,000	$25,097,744	$—	$26,381,744

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks valued using Level 1 inputs by sector type. As of September 30, 2012, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held in the Funds as of September 30, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited. The Funds did not enter into any repurchase agreements during the six months ended September 30, 2012.

31

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2012 and March 31, 2012 is as follows:

	Period Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	9/30/12	$499,095	$—	$420,904	$919,999
	3/31/12	$971,155	$—	$—	$971,155
The Government Street Mid-Cap Fund	9/30/12	$—	$—	$99,879	$99,879
	3/31/12	$85,163	$—	$6,083	$91,246
The Alabama Tax Free Bond Fund	9/30/12	$1,252	$228,748	$—	$230,000
	3/31/12	$—	$554,802	$—	$554,802

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

32

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2012:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$49,376,367	$28,611,251	$25,288,034
Gross unrealized appreciation	$27,143,807	$12,993,803	$1,111,564
Gross unrealized depreciation	(907,622)	(1,082,041)	(17,854)
Net unrealized appreciation	26,236,185	11,911,762	1,093,710
Accumulated ordinary income	19,881	127,830	5,406
Capital loss carryforwards	—	—	(31,177)
Other gains (losses)	853,771	121,762	(8,943)
Other temporary differences	(19,102)	—	(5,421)
Total distributable earnings	$27,090,735	$12,161,354	$1,053,575

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of March 31, 2012, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $8,102, both which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2012, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $512,886 and $387,173, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and

33

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2012, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $15,853,123 and $14,102,258, respectively, for The Government Street Equity Fund; $2,264,571 and $3,199,761, respectively, for The Government Street Mid-Cap Fund; and $2,510,598 and $1,336,000, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the six months ended September 30, 2012, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $14,703 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2012.

Certain officers of the Trust are also officers of the Adviser.

34

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to each of The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

35

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

36

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2012 through September 30, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

37

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value April 1, 2012	Ending Account Value Sept. 30, 2012	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,013.00	$4.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.70	$4.34
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$994.60	$5.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.45
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,015.10	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.75	$3.29

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Government Street Equity Fund	0.86%
The Government Street Mid-Cap Fund	1.08%
The Alabama Tax Free Bond Fund	0.65%

38

THE GOVERNMENT STREET FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

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The Government Street Funds

No Load Mutual Funds
Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

 SEMI-ANNUAL REPORT

September 30, 2012
(Unaudited)

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	November 5, 2012

The Jamestown Balanced Fund

Domestic equity markets have been volatile during the first half of the fiscal year. A selloff in late April and May pulled the S&P 500 Index down 8% from its high for the year. Beginning in early June, equities rebounded strongly, closing the September quarter up 6.4% and up 3.4% for the first half of the fiscal year. The Jamestown Balanced Fund’s return of 1.31% during its first fiscal half trailed the performance of the blended index of 60% S&P 500 Index and 40% Barclays Intermediate U.S. Government/Credit Index largely due to its equity underperformance in the first fiscal quarter ending June 30. The underperformance was attributable to the Fund’s underweight in the Telecommunication Services and Consumer Staples sectors, two relatively defensive sectors that we continue to feel are richly valued. However, despite higher than historical valuations, these are sectors that investors typically flock to when equity markets get unsettled. The fixed income portion of the portfolio performed in line with the Barclay’s Intermediate U.S. Government/Credit Index.

The U.S. continues to post modest positive growth, but Europe remains in recession, and growth has slowed across China and other emerging markets. Currently, we do not believe there is a significant chance of recession in the near future, but growth is likely to remain modest in the U.S., and it would not take much of an exogenous shock to threaten this outlook. While recent economic reports in the U.S. have strengthened modestly, earnings growth is slowing or turning negative, questions remain over how the U.S. will deal with the impending fiscal cliff after the U.S. elections in November, and the Euro debt crisis remains in play. Given the perceived risks to the economic environment around the globe, we continue to have slightly higher than normal cash levels in the Fund. Central banks around the globe continue to do their part in fighting economic weakness. The U.S. Federal Reserve recently initiated another round of quantitative easing, or “QE3,” which entails the monthly purchase of $40 billion of mortgage-backed securities for an undetermined length of time. Meanwhile, the European Central Bank has promised to buy government securities in stressed markets if certain conditions are met. Since that announcement, interest rates in Italy and Spain have declined.

At the end of September, the largest sector overweights in the equity portfolio were in the Energy and Consumer Discretionary sectors. The largest sector underweights were in the Financials, Utilities, Telecommunication Services and Materials sectors. In the fixed income portion of the portfolio, the Fund remains overweight corporate securities and underweight Treasuries, and is still positioned defensively relative to the Barclays Intermediate U.S. Government/Credit Index, with an average duration of 3.7 years compared to 3.9 years for the Index. While it is likely that rates may remain low for some period, we do not believe that investors are being compensated for moving out the yield curve and taking on more interest rate risk. On September 30, 2012 The Jamestown Balanced Fund was allocated 65.7% in equities, and 26.8% in fixed income and 7.5% in cash.

The Jamestown Equity Fund

Domestic equity markets have been volatile during the first half of the fiscal year. A selloff in late April and May pulled the S&P 500 Index down 8% from its high for the year. Beginning in early June, equities rebounded strongly, closing the September quarter up 6.4% and up 3.4% for the first half of the fiscal year. The Jamestown Equity Fund’s return of 1.3% during its first fiscal half trailed the performance of the S&P 500 Index largely due to its underperformance in the first fiscal quarter ending June 30. This underperformance was attributable to the Fund’s underweight in the Telecommunication Services and Consumer Staples sectors, two relatively defensive sectors that we continue to feel are richly valued. However, despite higher than historical valuations, these are sectors that investors typically flock to when equity markets get unsettled.

The U.S. continues to post modest positive growth, but Europe remains in recession, and growth has slowed across China and other emerging markets. Currently, we do not believe there is a significant chance of recession in the near future, but growth is likely to remain modest in the U.S., and it would not take much of an exogenous shock to threaten this outlook. While recent economic reports in the U.S. have strengthened modestly, earnings growth is slowing or turning negative, questions remain over how the U.S. will deal with the impending fiscal cliff after the U.S. elections in November, and the Euro debt crisis remains in play. Given the perceived risks to the economic environment around the globe, we continue to have slightly higher than normal cash levels in the Fund. Central banks around the globe continue to do their part in fighting economic weakness. The U.S. Federal Reserve recently initiated another round of quantitative easing, or “QE3,” which entails the monthly purchase of $40 billion of mortgage-backed securities for an undetermined length of time. Meanwhile, the European Central Bank has promised to buy government securities in stressed markets if certain conditions are met. Since that announcement, interest rates in Italy and Spain have declined.

At the end of September, the largest sector overweights in the Fund were in the Energy and Consumer Discretionary sectors. The largest sector underweights were in the Financials, Utilities, Telecommunication Services and Materials sectors.

Jamestown Tax Exempt Virginia Fund

For the six-month period ended September 30, 2012, The Jamestown Tax Exempt Virginia Fund earned a total return of 1.88%. By comparison, the Barclays 5-Year Municipal Bond Index was up 2.58% for the six-month period. As of September 30, 2012, the Fund’s SEC 30-day yield was 1.59%, which results in a taxable equivalent yield of 2.45% for investors in the 35% federal tax bracket.

The U.S. economy experienced moderate real growth during the six-month period and inflation remained subdued. The Federal Reserve expanded its extremely accommodative monetary policy and announced a third round of quantitative easing in its endeavor to reduce the unemployment rate by suppressing government bond yields.

Municipal bonds have mostly rallied since the start of the fiscal year in April, following the gains seen in Treasuries through July. Strong investor demand, evidenced by 44 consecutive weeks of positive inflows to muni bond funds, helped create buoyant conditions that easily absorbed the supply of new issues. Longer maturity bonds saw the greatest price gains as the yield curve flattened. At the end of September, yields were near all-time lows. The representative yield-to-maturity of a “AAA” rated general obligation bond with a 5-year maturity dropped to 0.69% at September 30, 2012.

The Fund’s relative performance can be attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve experienced a bull flattening during the period, with yields on long maturities declining far more than yields on short and intermediate maturities, resulting in greater gains in market value. Bond strategies that emphasize intermediate maturities generally saw smaller total returns than those that concentrate on long maturities. The Jamestown Tax-Exempt Virginia Fund’s maintained its maturity structure and effective duration over the course of the six-month period. At September 30, 2012, the Fund’s average stated maturity was 5.7 years, and the average effective duration was 3.8 years.

Quality spreads compressed during the period, as yield-starved investors were more willing to buy lower quality credits despite new headlines on default risk in California municipalities and elsewhere. The Fund remains positioned in predominantly “AA” and “AAA” rated credits from Virginia municipal issuers, so the underperformance of higher quality credits was a factor in the Fund’s relative performance.

Uncertainty over tax reform could be a headwind for the muni market toward the end of the year. Higher marginal income tax rates, slated to commence at the beginning of 2013 would normally boost demand for tax-free bonds because of the increased after-tax value for investors facing higher tax rates. However, reform proposals that diminish the benefits of tax exemption could be detrimental to muni bonds. The President’s proposal would limit the value of tax preferences to an effective rate of 28% — essentially a backdoor surtax on formerly tax-free income for those in higher tax brackets. A revival of the Bowles-Simpson deficit commission plan could eliminate tax-exemption on newly issued securities, with outstanding issues presumably grandfathered. An unintended outcome is that state and local governments could face higher financing costs in the future, and thus there could be a period of increased issuance between the election and year-end.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

THE JAMESTOWN BALANCED FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Balanced Fund, the Standard & Poor’s 500® Index and the
60% S&P 500 Index / 40% Barclays Intermediate U.S. Government/Credit Index

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	18.66%	1.82%	5.70%
Standard & Poor’s 500® Index	30.20%	1.05%	8.01%
60% S&P 500 Index / 40% Barclays Intermediate U.S. Government/Credit Index	19.50%	3.35%	7.02%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	26.58%	-0.15%	6.27%
Standard & Poor’s 500® Index	30.20%	1.05%	8.01%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund, the Barclays 5-Year Municipal Bond Index*
and the Barclays Municipal Bond Index

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	3.32%	4.27%	3.32%
Barclays 5-Year Municipal Bond Index	4.68%	5.72%	4.37%
Barclays Municipal Bond Index	8.32%	6.06%	5.03%

*
The Barclays 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN BALANCED FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	4.2%
	Google, Inc. - Class A	2.0%
	Dover Corporation	1.8%
	AmerisourceBergen Corporation	1.6%
	General Electric Company	1.6%
	PepsiCo, Inc.	1.5%
	Chevron Corporation	1.5%
	Cisco Systems, Inc.	1.5%
	CVS Caremark Corporation	1.5%
	Aetna, Inc.	1.5%

Equity Sector Concentration vs. the S&P 500® Index (65.7% of Net Assets)

Fixed-Income Portfolio (26.8% of Net Assets)		Credit Quality	% of Fixed Income Portfolio
Average Stated Maturity (Years)	4.26	AAA	49.8%
Average Duration (Years)	3.71	AA	6.0%
Average Coupon	4.59%	A	35.3%
Average Yield to Maturity	1.20%	BBB	8.9%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	23.2%
U.S. Government Agency Obligations	11.6%
Corporate Bonds	50.2%
Mortgage-Backed Securities	12.8%
Municipal Bonds	2.2%

THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	6.2%
	Google, Inc. - Class A	2.9%
	Dover Corporation	2.4%
	General Electric Company	2.4%
	AmerisourceBergen Corporation	2.4%
	PepsiCo, Inc.	2.3%
	Dollar Tree, Inc.	2.1%
	QUALCOMM, Inc.	2.1%
	Chevron Corporation	2.1%
	Aetna, Inc.	2.1%

Sector Concentration vs. the S&P 500® Index

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PORTFOLIO INFORMATION September 30, 2012 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	1.59%
Tax-Equivalent Yield	2.45%*
Average Maturity (years)	5.7
Average Duration (years)	3.8
Average Quality	AA
Number of Issues	50

* Assumes a maximum 35.0% federal tax rate.

Credit Quality (%of Portfolio)	Sector Diversification (%of Portfolio)

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 65.7%	Shares	Value
Consumer Discretionary — 8.9%
Comcast Corporation - Class A	5,700	$203,889
Discovery Communications, Inc. - Class A (a)	2,300	137,149
Dollar Tree, Inc. (a)	5,700	275,168
Macy's, Inc.	6,200	233,244
McDonald's Corporation	2,000	183,500
TJX Companies, Inc. (The)	5,500	246,345
Viacom, Inc. - Class B	3,900	209,001
Yum! Brands, Inc.	2,900	192,386
		1,680,682
Consumer Staples — 6.7%
CVS Caremark Corporation	5,700	275,994
Kimberly-Clark Corporation	1,400	120,092
Kroger Company (The)	11,500	270,710
PepsiCo, Inc.	4,000	283,080
Sysco Corporation	4,400	137,588
Wal-Mart Stores, Inc.	2,400	177,120
		1,264,584
Energy — 9.9%
Apache Corporation	2,600	224,822
Baker Hughes, Inc.	4,900	221,627
Chevron Corporation	2,400	279,744
Hess Corporation	4,600	247,112
Marathon Oil Corporation	8,500	251,345
Marathon Petroleum Corporation	2,500	136,475
Noble Corporation (a)	7,000	250,460
Royal Dutch Shell PLC - Class A - ADR	3,500	242,935
		1,854,520
Financials — 8.3%
American Express Company	4,600	261,556
Ameriprise Financial, Inc.	4,600	260,774
BB&T Corporation	7,900	261,964
JPMorgan Chase & Company	6,700	271,216
MetLife, Inc.	7,200	248,112
PNC Financial Services Group, Inc.	4,000	252,400
		1,556,022
Health Care — 8.7%
Abbott Laboratories	3,950	270,812
Aetna, Inc.	6,950	275,220
AmerisourceBergen Corporation	7,900	305,809
McKesson Corporation	2,900	249,487
Thermo Fisher Scientific, Inc.	4,500	264,735
UnitedHealth Group, Inc.	4,900	271,509
		1,637,572

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 65.7% (Continued)	Shares	Value
Industrials — 8.0%
Dover Corporation	5,600	$333,144
Eaton Corporation	5,300	250,478
General Dynamics Corporation	2,000	132,240
General Electric Company	13,000	295,230
Norfolk Southern Corporation	3,700	235,431
Ryder System, Inc.	6,400	249,984
		1,496,507
Information Technology — 15.2%
Apple, Inc.	1,175	784,030
Cisco Systems, Inc.	14,500	276,805
EMC Corporation (a)	9,500	259,065
Google, Inc. - Class A (a)	500	377,250
Intel Corporation	9,500	215,460
International Business Machines Corporation	900	186,705
Microsoft Corporation	8,700	259,086
Oracle Corporation	7,000	220,430
QUALCOMM, Inc.	4,400	274,956
		2,853,787

Total Common Stocks (Cost $8,444,046)		$12,343,674

U.S. TREASURY OBLIGATIONS — 6.2%	Par Value	Value
U.S. Treasury Notes — 6.2%
4.25%, 11/15/2014	$350,000	$379,477
4.25%, 11/15/2017	400,000	472,281
2.625%, 08/15/2020	175,000	193,471
2.125%, 08/15/2021	120,000	126,937
Total U.S. Treasury Obligations (Cost $1,055,728)		$1,172,166

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%	Par Value	Value
Federal Home Loan Mortgage Corporation — 3.1%
5.25%, due 04/18/2016 (Cost $496,649)	$500,000	$583,426

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 13.5%	Par Value	Value
Consumer Discretionary — 1.1%
Anheuser-Busch Companies, Inc.,
4.50%, due 04/01/2018	$100,000	$114,731
Comcast Corporation,
5.70%, due 07/01/2019	75,000	91,804
		206,535
Consumer Staples — 3.0%
Colgate-Palmolive Company,
1.95%, due 02/01/2023	100,000	97,456
General Mills, Inc.,
5.70%, due 02/15/2017	150,000	179,039
PepsiCo, Inc.,
4.65%, due 02/15/2013	200,000	201,689
Wal-Mart Stores, Inc.,
4.25%, due 04/15/2021	75,000	88,197
		566,381
Energy — 0.6%
Shell International Finance B.V.,
4.30%, due 09/22/2019	100,000	116,826

Financials — 5.1%
Aflac, Inc.,
2.65%, due 02/15/2017	75,000	78,690
American Express Company,
4.875%, due 07/15/2013	150,000	155,095
BB&T Corporation,
2.15%, due 03/22/2017	60,000	62,267
JPMorgan Chase & Company,
3.40%, due 06/24/2015	110,000	116,748
Morgan Stanley,
5.30%, due 03/01/2013	250,000	254,401
Northern Trust Corporation,
4.625%, due 05/01/2014	150,000	159,564
PNC Funding Corporation,
5.125%, due 02/08/2020	110,000	130,346
		957,111
Health Care — 2.3%
Amgen, Inc.,
5.85%, due 06/01/2017	150,000	179,101
GlaxoSmithKline PLC,
5.65%, due 05/15/2018	200,000	246,218
		425,319
Information Technology — 0.5%
Cisco Systems, Inc.,
4.95%, due 02/15/2019	71,000	84,928

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 13.5% (Continued)	Par Value	Value
Materials — 0.1%
E.I. du Pont de Nemours and Company,
5.875%, due 01/15/2014	$26,000	$27,824

Utilities — 0.8%
Virginia Electric & Power Company,
5.00%, due 06/30/2019	125,000	149,259

Total Corporate Bonds (Cost $2,343,277)		$2,534,183

MORTGAGE-BACKED SECURITIES — 3.4%	Par Value	Value
Federal Home Loan Mortgage Corporation — 1.0%
Pool #A43942, 5.50%, due 03/01/2036	$64,540	$70,516
Pool #A97047, 4.50%, due 02/01/2041	106,971	115,739
		186,255
Federal National Mortgage Association — 2.3%
Pool #618465, 5.00%, due 12/01/2016	36,583	39,811
Pool #684231, 5.00%, due 01/01/2018	56,768	61,776
Pool #255455, 5.00%, due 10/01/2024	79,717	88,344
Pool #255702, 5.00%, due 05/01/2025	112,375	124,254
Pool #808413, 5.50%, due 01/01/2035	117,491	129,246
		443,431
Government National Mortgage Association — 0.1%
Pool #781344, 6.50%, due 10/15/2031	13,482	15,396

Total Mortgage-Backed Securities (Cost $591,734)		$645,082

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO,
2.95%, due 06/01/2019 (Cost $99,937)	$100,000	$108,465

MONEY MARKET FUNDS — 2.2%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.11% (b) (Cost $418,785)	418,785	$418,785

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

REPURCHASE AGREEMENTS — 5.3%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 09/28/2012, due 10/01/2012, repurchase proceeds: $986,977 (Cost $986,976) (c)	$986,976	$986,976

Total Investments at Value — 100.0% (Cost $14,437,132)		$18,792,757

Liabilities in Excess of Other Assets — (0.0%) (d)		(3,231)

Net Assets — 100.0%		$18,789,526

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

(c)	Repurchase agreement is fully collateralized by $931,773 FGCI #E99430, 4.50%, due 09/01/2018. The aggregate market value of the collateral at September 30, 2012 was $1,006,833.

(d)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

COMMON STOCKS — 94.3%	Shares	Value
Consumer Discretionary — 13.1%
Comcast Corporation - Class A	11,700	$418,509
Discovery Communications, Inc. - Class A (a)	4,800	286,224
Dollar Tree, Inc. (a)	11,900	574,473
Macy's, Inc.	13,200	496,584
McDonald's Corporation	4,100	376,175
TJX Companies, Inc. (The)	11,500	515,085
Viacom, Inc. - Class B	7,900	423,361
Yum! Brands, Inc.	6,300	417,942
		3,508,353
Consumer Staples — 9.6%
CVS Caremark Corporation	11,400	551,988
Kimberly-Clark Corporation	2,900	248,762
Kroger Company (The)	23,500	553,190
PepsiCo, Inc.	8,600	608,622
Sysco Corporation	8,100	253,287
Wal-Mart Stores, Inc.	4,900	361,620
		2,577,469
Energy — 14.2%
Apache Corporation	5,600	484,232
Baker Hughes, Inc.	10,000	452,300
Chevron Corporation	4,800	559,488
Hess Corporation	9,200	494,224
Marathon Oil Corporation	17,700	523,389
Marathon Petroleum Corporation	5,000	272,950
Noble Corporation (a)	14,700	525,966
Royal Dutch Shell PLC - Class A - ADR	7,400	513,634
		3,826,183
Financials — 11.8%
American Express Company	9,000	511,740
Ameriprise Financial, Inc.	9,400	532,886
BB&T Corporation	16,300	540,508
JPMorgan Chase & Company	13,700	554,576
MetLife, Inc.	15,000	516,900
PNC Financial Services Group, Inc.	8,000	504,800
		3,161,410
Health Care — 12.3%
Abbott Laboratories	8,050	551,908
Aetna, Inc.	14,100	558,360
AmerisourceBergen Corporation	16,400	634,844
McKesson Corporation	5,900	507,577
Thermo Fisher Scientific, Inc.	8,800	517,704
UnitedHealth Group, Inc.	9,600	531,936
		3,302,329

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Value
Industrials — 11.2%
Dover Corporation	11,000	$654,390
Eaton Corporation	10,800	510,408
General Dynamics Corporation	3,700	244,644
General Electric Company	28,000	635,880
Norfolk Southern Corporation	7,400	470,862
Ryder System, Inc.	13,000	507,780
		3,023,964
Information Technology — 22.1%
Apple, Inc.	2,500	1,668,150
Cisco Systems, Inc.	28,500	544,065
EMC Corporation (a)	19,800	539,946
Google, Inc. - Class A (a)	1,050	792,225
Intel Corporation	19,600	444,528
International Business Machines Corporation	2,000	414,900
Microsoft Corporation	16,800	500,304
Oracle Corporation	14,800	466,052
QUALCOMM, Inc.	9,000	562,410
		5,932,580

Total Common Stocks (Cost $17,721,871)		$25,332,288

MONEY MARKET FUNDS — 0.8%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.11% (b) (Cost $229,238)	229,238	$229,238

REPURCHASE AGREEMENTS — 5.3%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 09/28/2012, due 10/01/2012, repurchase proceeds: $1,414,293 (Cost $1,414,292) (c)	$1,414,292	$1,414,292

Total Investments at Value — 100.4% (Cost $19,365,401)		$26,975,818

Liabilities in Excess of Other Assets — (0.4%)		(99,113)

Net Assets — 100.0%		$26,876,705

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

(c)	Repurchase agreement is fully collateralized by $1,335,087 FGCI #E99430, 4.50%, due 09/01/2018. The aggregate market value of the collateral at September 30, 2012 was $1,442,637.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS September 30, 2012 (Unaudited)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.1%	Par Value	Value
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	$500,000	$534,060
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	589,846
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	822,192
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2018	1,000,000	1,042,180
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	878,595
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	584,685
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	472,368
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	558,145
5.00%, due 04/01/2025	500,000	621,590
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	286,385
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	429,436
5.00%, due 05/01/2022	430,000	526,075
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	570,300
James City, Virginia, Service Authority, Water & Sewer, Revenue,
5.125%, due 01/15/2017	1,000,000	1,023,870
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	586,285
Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
5.00%, due 03/01/2019,
prerefunded 03/01/2013 @ 100	215,000	219,373
5.00%, due 03/01/2019	785,000	801,069
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	560,470
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	783,269

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.1% (Continued)	Par Value	Value
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	$250,000	$315,380
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	575,740
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	534,230
Portsmouth, Virginia, Series A, GO,
5.00%, due 04/01/2016	250,000	278,075
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	249,342
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	617,250
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014	1,000,000	1,079,833
Richmond, Virginia, Public Improvement, Series A, GO,
5.00%, due 03/01/2024	280,000	349,465
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	1,000,000	1,095,321
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	374,007
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	528,765
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	549,305
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	292,272
University of Virginia, Revenue,
5.00%, due 06/01/2013	585,000	603,972
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	303,680
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	312,660
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	632,845
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 04/01/2017	500,000	547,300
5.00%, due 03/01/2019	250,000	306,618
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Note, Revenue,
5.00%, due 09/28/2015	500,000	566,115

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.1% (Continued)	Par Value	Value
Virginia Polytechnic Institute & State University, Revenue,
5.00%, due 06/01/2016	$500,000	$541,880
Virginia Small Business Financing Authority, Healthcare Facilities Revenue,
5.00%, due 11/01/2017	250,000	295,810
Virginia State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Note, Series A, Revenue,
5.00%, due 03/15/2023	500,000	619,790
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,083,910
Virginia State Public School Authority, Revenue
5.00%, due 08/01/2023	500,000	630,295
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	585,000	673,575
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	612,840
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	629,740
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	800,000	982,653
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	300,893

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $26,255,385)		$28,373,754

WASHINGTON, D.C. REVENUE BONDS — 1.9%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $507,711)	$500,000	$580,300

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Value
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (Cost $241,000)	10,000	$245,000

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.2%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $652,288)	652,288	$652,288

Total Investments at Value — 98.0% (Cost $27,656,384)		$29,851,342

Other Assets in Excess of Liabilities — 2.0%		618,977

Net Assets — 100.0%		$30,470,319

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2012 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$14,437,132	$19,365,401	$27,656,384
At value (Note 2)	$18,792,757	$26,975,818	$29,851,342
Dividends and interest receivable	59,791	14,051	356,180
Receivable for investment securities sold	—	—	278,560
Receivable for capital shares sold	324	2,249	23,000
Other assets	2,969	10,752	8,046
TOTAL ASSETS	18,855,841	27,002,870	30,517,128

LIABILITIES
Distributions payable	2,302	1,408	8,842
Payable for investment securities purchased	27,764	90,336	—
Payable for capital shares redeemed	10,619	11,972	18,937
Accrued investment advisory fees (Note 4)	10,065	14,356	7,940
Payable to administrator (Note 4)	4,515	4,515	4,115
Other accrued expenses	11,050	3,578	6,975
TOTAL LIABILITIES	66,315	126,165	46,809

NET ASSETS	$18,789,526	$26,876,705	$30,470,319

Net assets consist of:
Paid-in capital	$13,980,517	$19,289,546	$28,232,803
Accumulated (distributions in excess of) net investment income	(8,325)	443	—
Accumulated net realized gains (losses) from security transactions	461,709	(23,701)	42,558
Net unrealized appreciation on investments	4,355,625	7,610,417	2,194,958
Net assets	$18,789,526	$26,876,705	$30,470,319

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,365,156	1,502,215	2,868,073

Net asset value, offering price and redemption price per share (Note 2)	$13.76	$17.89	$10.62

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2012 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$111,777	$230,185	$1,520
Foreign withholding taxes on dividends	(980)	(2,025)	—
Interest	99,889	82	497,817
TOTAL INVESTMENT INCOME	210,686	228,242	499,337

EXPENSES
Investment advisory fees (Note 4)	59,936	85,294	60,687
Administration fees (Note 4)	24,000	24,000	22,135
Professional fees	10,576	8,826	7,321
Trustees’ fees and expenses	4,102	4,102	4,102
Custodian and bank service fees	3,231	4,041	2,408
Compliance service fees (Note 4)	3,100	3,100	3,100
Registration and filing fees	3,092	3,542	2,098
Pricing costs	2,736	386	4,266
Printing of shareholder reports	2,064	3,787	1,203
Account maintenance fees	750	2,608	2,852
Postage and supplies	1,370	1,570	1,146
Insurance expense	894	1,251	1,326
Other expenses	1,964	2,931	4,177
TOTAL EXPENSES	117,815	145,438	116,821
Fees voluntarily waived by the Adviser (Note 4)	—	—	(12,137)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	(6,000)	—
NET EXPENSES	111,815	139,438	104,684

NET INVESTMENT INCOME	98,871	88,804	394,653

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	508,170	1,059,708	42,212
Net change in unrealized appreciation/ depreciation on investments	(365,250)	(842,725)	146,480

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	142,920	216,983	188,692

NET INCREASE IN NET ASSETS FROM OPERATIONS	$241,791	$305,787	$583,345

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Six Months Ended Sept. 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended Sept. 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$98,871	$206,139	$88,804	$147,499
Net realized gains on security transactions	508,170	639,185	1,059,708	574,141
Net change in unrealized appreciation/ depreciation on investments	(365,250)	224,412	(842,725)	1,208,217
Net increase in net assets from operations	241,791	1,069,736	305,787	1,929,857

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(105,841)	(216,245)	(89,377)	(172,098)
From net realized gains from security transactions	(261,444)	—	—	—
Decrease in net assets from distributions to shareholders	(367,285)	(216,245)	(89,377)	(172,098)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,389	56,248	518,227	1,054,254
Net asset value of shares issued in reinvestment of distributions to shareholders	350,328	201,973	86,487	164,795
Payments for shares redeemed	(487,657)	(3,394,853)	(1,647,770)	(3,632,850)
Net decrease in net assets from capital share transactions	(132,940)	(3,136,632)	(1,043,056)	(2,413,801)

TOTAL DECREASE IN NET ASSETS	(258,434)	(2,283,141)	(826,646)	(656,042)

NET ASSETS
Beginning of period	19,047,960	21,331,101	27,703,351	28,359,393
End of period	$18,789,526	$19,047,960	$26,876,705	$27,703,351

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(8,325)	$(2,683)	$443	$1,016

CAPITAL SHARE ACTIVITY
Shares sold	327	4,146	29,967	64,426
Shares reinvested	26,370	15,667	4,981	10,013
Shares redeemed	(36,132)	(265,758)	(95,203)	(227,053)
Net decrease in shares outstanding	(9,435)	(245,945)	(60,255)	(152,614)
Shares outstanding, beginning of period	1,374,591	1,620,536	1,562,470	1,715,084
Shares outstanding, end of period	1,365,156	1,374,591	1,502,215	1,562,470

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Tax Exempt Virginia Fund
	Six Months Ended Sept. 30, 2012 (Unaudited)	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$394,653	$828,596
Net realized gains on security transactions	42,212	37,982
Net change in unrealized appreciation/depreciation on investments	146,480	901,005
Net increase in net assets from operations	583,345	1,767,583

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(394,254)	(828,596)
From net realized gains from security transactions	(27,371)	(11,396)
Decrease in net assets from distributions to shareholders	(421,625)	(839,992)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	488,596	1,078,274
Net asset value of shares issued in reinvestment of distributions to shareholders	346,797	716,177
Payments for shares redeemed	(589,500)	(3,027,810)
Net increase (decrease) in net assets from capital share transactions	245,893	(1,233,359)

TOTAL INCREASE (DECREASE) IN NET ASSETS	407,613	(305,768)

NET ASSETS
Beginning of period	30,062,706	30,368,474
End of period	$30,470,319	$30,062,706

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	46,107	102,093
Shares reinvested	32,691	67,988
Shares redeemed	(55,557)	(288,051)
Net increase (decrease) in shares outstanding	23,241	(117,970)
Shares outstanding, beginning of period	2,844,832	2,962,802
Shares outstanding, end of period	2,868,073	2,844,832

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012		Years Ended March 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$13.86		$13.16	$12.11	$10.09	$12.95	$14.53

Income (loss) from investment operations:
Net investment income	0.07		0.14	0.16	0.22	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.10		0.71	1.06	2.04	(2.91)	0.27
Total from investment operations	0.17		0.85	1.22	2.26	(2.66)	0.53

Less distributions:
Dividends from net investment income	(0.08)		(0.15)	(0.17)	(0.24)	(0.20)	(0.28)
Distributions from net realized gains	(0.19)		—	—	—	—	(1.83)
Total distributions	(0.27)		(0.15)	(0.17)	(0.24)	(0.20)	(2.11)

Net asset value at end of period	$13.76		$13.86	$13.16	$12.11	$10.09	$12.95

Total return (a)	1.31%	(b)	6.56%	10.24%	22.56%	(20.75% )	2.97%

Net assets at end of period (000’s)	$18,790		$19,048	$21,331	$22,183	$21,072	$32,058

Ratio of total expenses to average net assets	1.27%	(c)	1.28%	1.24%	1.20%	1.14%	1.01%

Ratio of net expenses to average net assets (d)	1.21%	(c)	1.21%	1.18%	1.11%	1.05%	0.95%

Ratio of net investment income to average net assets (d)	1.07%	(c)	1.08%	1.31%	1.98%	2.10%	1.71%

Portfolio turnover rate	15%	(b)	20%	30%	40%	43%	30%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012		Years Ended March 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$17.73		$16.54	$14.67	$11.01	$16.68	$18.12

Income (loss) from investment operations:
Net investment income	0.06		0.09	0.09	0.10	0.08	0.08
Net realized and unrealized gains (losses) on investments	0.16		1.21	1.87	3.64	(5.68)	0.20
Total from investment operations	0.22		1.30	1.96	3.74	(5.60)	0.28

Less distributions:
Dividends from net investment income	(0.06)		(0.11)	(0.09)	(0.08)	—	(0.08)
Distributions from net realized gains	—		—	—	—	—	(1.50)
Return of capital	—		—	—	—	(0.07)	(0.14)
Total distributions	(0.06)		(0.11)	(0.09)	(0.08)	(0.07)	(1.72)

Net asset value at end of period	$17.89		$17.73	$16.54	$14.67	$11.01	$16.68

Total return (a)	1.25%	(b)	7.89%	13.48%	33.96%	(33.63% )	0.94%

Net assets at end of period (000’s)	$26,877		$27,703	$28,359	$26,534	$18,790	$32,317

Ratio of total expenses to average net assets	1.11%	(c)	1.11%	1.13%	1.16%	1.15%	0.99%

Ratio of net expenses to average net assets (d)	1.06%	(c)	1.06%	1.09%	1.12%	1.10%	0.95%

Ratio of net investment income to average net assets (d)	0.68%	(c)	0.56%	0.56%	0.78%	0.56%	0.38%

Portfolio turnover rate	19%	(b)	28%	49%	59%	69%	46%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2012		Years Ended March 31,
	(Unaudited)		2012		2011	2010	2009		2008
Net asset value at beginning of period	$10.57		$10.25		$10.33	$10.24	$10.10		$10.06

Income (loss) from investment operations:
Net investment income	0.14		0.29		0.29	0.30	0.34		0.36
Net realized and unrealized gains (losses) on investments	0.06		0.32		(0.06)	0.11	0.13		0.05
Total from investment operations	0.20		0.61		0.23	0.41	0.47		0.41

Less distributions:
Dividends from net investment income	(0.14)		(0.29)		(0.29)	(0.31)	(0.33)		(0.36)
Distributions from net realized gains	(0.01)		(0.00	)(a)	(0.02)	(0.01)	(0.00	)(a)	(0.01)
Total distributions	(0.15)		(0.29)		(0.31)	(0.32)	(0.33)		(0.37)

Net asset value at end of period	$10.62		$10.57		$10.25	$10.33	$10.24		$10.10

Total return (b)	1.88%	(c)	6.03%		2.26%	4.04%	4.77%		4.09%

Net assets at end of period (000’s)	$30,470		$30,063		$30,368	$32,905	$32,730		$29,093

Ratio of total expenses to average net assets	0.77%	(d)	0.77%		0.76%	0.75%	0.77%		0.77%

Ratio of net expenses to average net assets (e)	0.69%	(d)	0.69%		0.69%	0.69%	0.69%		0.69%

Ratio of net investment income to average net assets (e)	2.60%	(d)	2.75%		2.78%	2.89%	3.31%		3.54%

Portfolio turnover rate	8%	(c)	2%		8%	16%	10%		13%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited)

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, corporate bonds, obligations of the U.S. Treasury and U.S. Government agencies, and repurchase agreements held by the Funds, are classified as Level 2 since the values for such securities and the underlying collateral of the repurchase agreements are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2012 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,343,674	$—	$—	$12,343,674
U.S. Treasury & Government Agency Obligations	—	1,755,592	—	1,755,592
Corporate Bonds	—	2,534,183	—	2,534,183
Mortgage-Backed Securities	—	645,082	—	645,082
Municipal Bonds	—	108,465	—	108,465
Money Market Funds	418,785	—	—	418,785
Repurchase Agreements	—	986,976	—	986,976
Total	$12,762,459	$6,030,298	$—	$18,792,757

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$25,332,288	$—	$—	$25,332,288
Money Market Funds	229,238	—	—	229,238
Repurchase Agreements	—	1,414,292	—	1,414,292
Total	$25,561,526	$1,414,292	$—	$26,975,818

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$28,954,054	$—	$28,954,054
Exchange-Traded Funds	245,000	—	—	245,000
Money Market Funds	652,288	—	—	652,288
Total	$897,288	$28,954,054	$—	$29,851,342

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type. As of September 30, 2012, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date.

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2012 and March 31, 2012 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	9/30/12	$105,841	$261,444	$—	$367,285
	3/31/12	$216,245	$—	$—	$216,245
The Jamestown Equity Fund	9/30/12	$89,377	$—	$—	$89,377
	3/31/12	$172,098	$—	$—	$172,098
The Jamestown Tax Exempt Virginia Fund	9/30/12	$101	$27,270	$394,254	$421,625
	3/31/12	$121	$11,275	$828,596	$839,992

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at September 30, 2012 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$14,495,823	$19,460,957	$27,656,384
Gross unrealized appreciation	$4,455,463	$7,837,087	$2,194,970
Gross unrealized depreciation	(158,529)	(322,226)	(12)
Net unrealized appreciation on investments	4,296,934	7,514,861	2,194,958
Accumulated ordinary income	3,048	1,851	—
Accumulated tax exempt income	—	—	8,842
Capital loss carryforward	—	(986,704)	—
Other gains	511,329	1,058,559	42,558
Other temporary differences	(2,302)	(1,408)	(8,842)
Total distributable earnings	$4,809,009	$7,587,159	$2,237,516

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

As of March 31, 2012, The Jamestown Equity Fund had a short-term capital loss carryforward for federal income tax purposes of $986,704, which expires March 31, 2018. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of The Jamestown Equity Fund’s pre-enactment capital loss carryforward may expire without being utilized.

For the six months ended September 30, 2012, The Jamestown Balanced Fund and The Jamestown Tax Exempt Virginia Fund reclassified $1,328 and $399, respectively, of distributions in excess of net investment income against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2012:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$2,527,146	$4,638,857	$2,308,098
Proceeds from sales and maturities of investment securities	$2,422,146	$4,564,251	$2,494,650

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2012, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $12,137 of its investment advisory fees during the six months ended September 30, 2012.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services,

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $6,000 for each Fund for the six months ended September 30, 2012.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2012 through September 30, 2012).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,013.10	$6.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.95	$6.11
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,012.50	$5.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.35
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,018.80	$3.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.55	$3.49

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Jamestown Balanced Fund	1.21%
The Jamestown Equity Fund	1.06%
The Jamestown Tax Exempt Virginia Fund	0.69%

THE JAMESTOWN FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Equity & Dividend
Plus Fund and FBP Appreciation & Income
Opportunities Fund)

Date	November 29, 2012

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government
Street Equity Fund, The Government Street Mid-
Cap Fund and The Alabama Tax Free Bond Fund)

Date	November 29, 2012

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown
Balanced Fund and The Jamestown Equity Fund)

Date	November 29, 2012

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	November 29, 2012

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income
Fund and Davenport Equity Opportunities Fund)

Date	November 29, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	November 29, 2012

* Print the name and title of each signing officer under his or her signature.